UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 October 2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Large Cap Select Fund	FLRAX	FLYCX	–	–	FLRYX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	FMVQX	FSEIX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
In 2021, we have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies. However, the newly discovered omicron variant is a reminder that pandemic risks are still with us, which has created uncertainty about the economic outlook in the coming year and contributed to recent short-term volatility in the markets.
As some factors that drove 2021’s rebound fade and the pandemic continues to pose some downside risk, global economic growth is expected to be slower but remain expansionary. In the U.S., the Federal Reserve has begun winding down its pandemic bond buying program and could begin raising short-term interest rates in 2022. The crisis-related fiscal stimulus totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations will also phase out. Government spending will be lower from here but should continue to aid the global recovery in the coming year. In the U.S., the $1.2 trillion Infrastructure Investment and Jobs Act recently went into effect on November 15, 2021, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems. Europe, Japan and China are also expected to roll out additional fiscal support in 2022.
Investors will continue to closely monitor inflation. The spread of the COVID-19 delta variant in 2021 exacerbated shortages of raw materials and labor and disrupted transportation and logistics, which contributed to inflation staying elevated for longer than expected. This prompted some central banks to begin withdrawing monetary stimulus measures and others to raise interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and the potential for new variants.
We anticipate periodic volatility as markets digest incoming data on economic activity levels, inflation, interest rates and COVID-19, as well as their impacts to consumer behavior and corporate profits. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
As the global economy shifts from the fast recovery phase to a new phase of expansion potentially impacted by inflations and new COVID strains, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
December 22, 2021

Important Notice
For Shareholders of
Nuveen Dividend Value Fund
Fund Reorganization
Effective after the close of business on December 4, 2020, Nuveen Large Cap Value Fund was reorganized into Nuveen Dividend Value Fund (the "Reorganization"). Refer to Note 1 and Note 9 of the Notes to Financial Statements within this report for further details on the Reorganization.

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Large Cap Select Fund
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Growth Opportunities Fund
Nuveen Small Cap Select Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. David Chalupnik, CFA, and Evan Staples, CFA, manage the Nuveen Dividend Value and Large Cap Select Funds. Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Gregory Ryan, CFA, and Bihag Patel, CFA, serve as portfolio managers of the Nuveen Mid Cap Growth Opportunities Fund. Jon Loth, CFA, serves as portfolio manager of the Nuveen Small Cap Growth Opportunities Fund. Gregory Ryan, CFA, and Jon Loth, CFA, serve as portfolio managers of the Nuveen Small Cap Select Fund. David Johnson, CFA, serves as portfolio manager of the Nuveen Small Cap Value Fund.
Here the portfolio management teams discuss U.S. economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended October 31, 2021. For more information on each Fund’s investment objectives and policies, please refer to each Fund’s prospectus.
What factors affected the U.S. economy and the bond market during the abbreviated Annual reporting period ended October 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, while not technically a pandemic spending measure, the $1.2 trillion Infrastructure Investment and Jobs Act that funds improvements to roads/bridges, broadband internet, airports and ports, and water and power systems was signed into law after the close of this reporting period on November 15, 2021. The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals.
By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. To recap, in March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia further amplified oil price volatility. In late 2020, the announcement of high efficacy rates in several COVID 19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. The positive sentiment was realized during the first half of 2021 as

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

U.S. gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021. However, economic growth slowed considerably in the third quarter of 2021 to a 2.1% annualized rate, dampened by the spread of the COVID-19 delta variant and constricted supply chains, according to the “second” estimate released by the Bureau of Economic Analysis.
Although supply bottlenecks, labor shortages and higher inflation have weighed on economic growth in the short term, consumer demand remains strong. Given the U.S. economy’s progress, the Fed began signaling a timeline for tapering pandemic monetary support by reducing its monthly bond purchases (which was initially announced at the November 2021 policy meeting, after the close of this reporting period), as well as suggested interest rate normalization that could start later in 2022. In addition to monetary policy tightening, markets remained concerned about the political gridlock over raising the debt ceiling  –  the amount the U.S. government is allowed to borrow. (After the close of this reporting period, the government approved a $2.5 trillion increase to the debt limit, averting a default at the end of 2021.)
Nuveen Dividend Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2021?
The Fund seeks to provide long-term growth of capital and income by investing primarily in a diversified portfolio of high conviction, dividend-paying stocks and employing a long-term approach with a typical investment horizon of at least two to three years. The Fund attempts to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the portfolio management team believes they will help balance the portfolio.
How did the Fund perform during the twelve-month reporting period ended October 31, 2021?
For the twelve-month reporting period ended October 31, 2021, the Fund's Class A Shares at NAV underperformed the Russell 1000® Value Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 1000® Value Index.
The Fund’s shortfall versus the benchmark was primarily the result of sector allocations, including an underweight to the stronger performing energy sector and overweight to sectors with lagging returns including utilities and health care. Security selection also detracted from performance in the health care, utilities and consumer discretionary sectors. In the health care sector, managed care company Cigna Corporation weighed on results. The stock sold off due to pressure on margins because of the rebound in health care usage that is expected to remain high into 2022. The Fund continued to hold Cigna because the portfolio management team believed the company was well positioned to gain share by leveraging its Express Scripts pharmacy benefit business. The team believed that this factor, coupled with a growing membership basis in Medicare Advantage, sets Cigna up well for long-term success. The Fund’s holding in health care insurance provider Humana Inc. underperformed early in the reporting period despite posting strong quarterly results, providing initial 2021 earnings guidance ahead of its long-term target and indicating a favorable outlook on non-COVID-19 crisis related utilization. The Fund sold the position, but repurchased Humana later in the reporting period because the portfolio management team liked the company’s clean fundamental story and line-up of catalysts. The top individual detractor during the reporting period was Fidelity National Information Services Inc. from the technology sector. Fidelity, a provider of electronic payment and banking solutions, underperformed after Square announced that it would acquire Afterpay, increasing the competitive landscape for legacy providers like Fidelity. The company also reported disappointing earnings per share guidance for the third quarter of 2021, implying near-term margin headwinds. The portfolio management team continues to believe Fidelity will benefit from synergies around its Worldpay acquisition and continues to hold the stock.
The underperformance was partially offset by favorable security selection in financials, consumer staples and industrials. An overweight in financials also helped, specifically its position in Morgan Stanley. As a group, consumer finance and bank stocks rallied based on the positive vaccine developments, a steepening yield curve, improving prospects for reserve releases and the return of share buybacks in 2021. Morgan Stanley reported one of its strongest quarters ever in equity underwriting coupled with strong organic growth in wealth

Portfolio Managers’ Comments (continued)
and asset management. The portfolio management team believes that the acquisitions of Eaton Vance and E*Trade should be a compliment to long-term growth as the company diversifies its client base. Furthermore, the company’s strong liquidity and earnings growth has allowed Morgan Stanley to double its dividend. As a result, the Fund maintained its position.
Nuveen Large Cap Select Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2021?
The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified, large-cap core stock portfolio of both growth and value companies. The portfolio management team will select companies based on a combination of value and growth objectives, seeking companies that meet criteria such as attractive valuation relative to other companies in the same industry or market, strong or improving fundamentals, strong competitive position, and an identifiable catalyst that could increase the value of the company’s stock within two years.
How did the Fund perform during the twelve-month reporting period ended October 31, 2021?
For the twelve-month reporting period ended October 31, 2021, the Fund's Class A Shares at NAV underperformed the S&P 500®. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P 500®.
The Fund’s shortfall versus the benchmark was primarily the result of sector allocations, including underweight positions in the stronger performing energy, utilities and consumer discretionary sectors. Security selection in the information technology and health care sectors also detracted from performance. In the information technology sector, shares of Fiserv Inc. declined after management reported below-consensus revenue on weaker sales in the payments segment. Although earnings per share exceeded expectations and the company raised the low end of its guidance outlook, the mixed results weighed on the stock, which struggled to gain momentum for the rest of the reporting period. However, the Fund continued to hold Fiserv because it is trading at a significant discount to historical levels, has fast-growing business segments and has a strong history of acquisitions. In the health care sector, shares of Biogen fell after a Food and Drug Administration (FDA) panel issued a negative assessment of the Biogen/Eisai Alzheimer’s drug. This was a surprise to investors given that the FDA’s earlier comments were generally positive and made a case for approval. Given these developments, the Fund exited Biogen during the reporting period.
The underperformance was partially offset by favorable security selection which was an overall contributor to performance during the reporting period driven by the financials and industrials sectors. In financials, Morgan Stanley reported one of its strongest quarters ever in equity underwriting, coupled with strong organic growth in wealth and asset management. The portfolio management team believes the acquisitions of Eaton Vance and E*Trade should be a compliment to long-term growth as the company further diversifies its client base. In addition, Morgan Stanley’s strong liquidity and earnings growth have allowed the company to double its dividend. As a result, the Fund maintained its position. Discover Financial Services reported an increase in earnings per share in April 2021, topping the highest Wall Street estimates by a sizable margin. Credit quality also continued to track remarkably well with both delinquencies and charge-offs lower on a sequential and year-over-year basis. The portfolio management team trimmed exposure to lock in some gains, but the Fund continued to hold an overweight position in Discover Financial at the end of the reporting period. Supply chain solutions provider WESCO International, Inc. was the top contributor within the industrials sector, appreciating nearly 90% during the period. The investment team maintained conviction in the company’s fundamentals and continued to hold WESCO.

Nuveen Mid Cap Growth Opportunities Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2021?
The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified, mid-cap growth stock portfolio and using a traditional growth strategy that seeks to invest in quality companies with sustainable earnings growth over the long term. In selecting stocks, the Fund’s portfolio management team invests in companies that it believes exhibit the potential for superior growth based on factors such as above-average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition.
How did the Fund perform during the twelve-month reporting period ended October 31, 2021?
For the twelve-month reporting period ended October 31, 2021, the Fund's Class A Shares at NAV underperformed the Russell Midcap® Growth Index. For purposes of this Performance Commentary references to relative performance are in comparison to the Russell Midcap® Growth Index.
While security selection overall was positive during the reporting period, it was offset by sector allocation, specifically not being exposed to the real estate sector, which was up 80%. The only sectors where security selection lagged during the period were health care and information technology. In the health care sector, shares of Quidel Corporation, a point-of-care diagnostic company heavily involved in COVID-19 testing, retreated from November 2020 highs after results from several successful vaccine trials were announced. The Fund exited the stock in early March 2021 based on the expanded availability of vaccines and slowing testing demand. The Fund’s position in shares of Biotechnology firm ChemoCentryx Inc., also detracted from performance. The company is developing avacopan as a treatment for an autoimmune disorder called ANCA-associated vasculitis. Shares fell following the release of surprisingly negative Food and Drug Administration (FDA) briefing documents pertaining to avacopan in May and the Fund exited ChemoCentryx. In the information technology sector, the Fund’s performance was hindered by the lack of exposure to several cybersecurity firms that saw large share price increases over the reporting period, specifically Fortinet and Palo Alto Networks, which are not held in the Fund. Demand for cloud-based cybersecurity solutions is soaring due to increasingly expensive and frequent ransomware attacks at the enterprise level.
Stock selection positively contributed to relative performance across a number of other sectors including industrials, financials, materials, consumer staples and communication services. Outperformance in the industrials sector was led by Generac Holdings Inc., a manufacturer of residential and standby portable generators. Elevated outage activity, power shutoffs and the working-from-home trend are driving awareness and demand for standby power generation. This demand, coupled with 50% plus topline growth expected within the company’s newer clean energy storage business, allowed Generac to boost full-year revenue growth to 40-45%, up from 25-30% previously. As a result, the Fund maintained a position in Generac. In the financials sector, non-prime consumer loan provider OneMain Holdings Inc. produced strong earnings during the challenging environment brought on by the COVID-19 crisis. OneMain is seeing improved credit as a result of both internal tightening of lending standards and government stimulus. The Fund sold its shares of OneMain after they reached the portfolio management team’s price target.
Nuveen Mid Cap Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2021?
The investment objective of the Fund is long-term capital appreciation. The Fund invests in mid-capitalization equity securities of undervalued companies, with identifiable catalysts to improve profitability and generate attractive risk-adjusted returns, selected using qualitative, bottom-up research.
How did the Fund perform during the twelve-month reporting period ended October 31, 2021?
For the twelve-month reporting period ended October 31, 2021, the Fund's Class A Shares outperformed the Russell Midcap® Value Index. For purposes of this Performance Commentary references to relative performance are in comparison to the Russell Midcap® Value Index.

Portfolio Managers’ Comments (continued)
Strong security selection and favorable sector allocations drove the Fund’s outperformance versus the benchmark during the reporting period. Stock selection was strong across the majority of sectors, particularly among the Fund’s financial, industrial and energy holdings. The Fund also benefited from an overweight position in the financials sectors, one of the strongest performing sectors, and an underweight position in the utilities sector, which lagged other sectors in the benchmark. Within the Fund’s financials sector holdings, New York based Signature Bank took advantage of increasing adoption of digital currencies, which the company benefits from with its Signet payment platform. Earnings results were also ahead of expectations, driven by below-forecasted provisioning and better fee income. Western Alliance Bancorp also saw its asset quality improve and return to pre-pandemic levels while expenses remained well controlled. The firm announced an accretive acquisition that should benefit earnings growth near term. The Fund continued to own both banks given their unique asset bases and strong profitability ratios, but did trim Signature given its strong rally in the reporting period. Industrial machinery and aerospace manufacturer Crane Company reported better-than-expected results across all segments and raised its fiscal-year guidance despite some end market headwinds. Given the company’s valuation and improving outlook, the Fund continued to own Crane. In the energy sector, the Fund’s exploration and production holdings benefited from rising crude oil and natural gas prices throughout the reporting period led by Devon Energy Corporation. First-quarter 2021 earnings results for Devon came in ahead of expectations, and company management increased the dividend and maintained its fiscal-year outlook. The company also closed on its merger with WPX Energy in January 2021. The Fund continued to own Devon Energy, but used the rally to take some profits.
The outperformance was modestly offset by negative security selection in the information technology and health care sectors. Shares of cyber security software provider Check Point Software Technologies Ltd. sold off after the company issued fiscal-year guidance that was below expectations based on increased expenses and currency headwinds plus increased investment in sales and marketing. The Fund continued to own Check Point given the company’s sound fundamentals and attractive capital allocation profile. In the health care sector, shares of Jazz Pharmaceuticals PLC came under pressure following the company’s second-quarter 2021 revenue and earnings increase and reaffirmed guidance. Although upside came from the company’s Xyrem product, investors reacted to weakness in its Senosi and Vyxeos products. The Fund maintained the position in Jazz Pharmaceuticals given the company’s strong fundamentals and management team, and because the stock is also trading at a historical discount to both the market and other pharmaceutical peers.
Nuveen Small Cap Growth Opportunities Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2021?
The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in a diversified, small-cap growth stock portfolio that employs a traditional growth strategy and focuses on companies that it believes exhibit the potential for superior growth based on factors such as above-average growth in revenue and earnings, strong competitive position, strong management and sound financial condition.
How did the Fund perform during the twelve-month reporting period ended October 31, 2021?
For the twelve-month reporting period ended October 31, 2021, the Fund's Class A Shares at NAV outperformed the Russell 2000® Growth Index. For purposes of this Performance Commentary references to relative performance are in comparison to the Russell 2000® Growth Index.
Favorable security selection and sector allocations drove the Fund’s outperformance during the reporting period. Selection contributed the most in the health care, consumer discretionary and materials sectors. The Fund also benefited from an underweight position in health care, a lagging sector in the benchmark over the reporting period. In health care, the Fund’s largest sector, shares of Establishment Labs Holdings Inc., a rapidly-growing global aesthetic implant manufacturer for breast augmentation and reconstruction, advanced strongly throughout the reporting period after beating several quarterly revenue estimates. The company’s major competitor announced that it would be looking to divest its breast implant business, providing Establishment Labs with an opportunity to increase market share. As a result, the Fund continued to hold the stock. In the consumer discretionary sector, Crocs Inc., well known for its classic Crocs Clogs and Jibbitz Charms, showed that it was more than a COVID-19 crisis related beneficiary. Shares rose strongly dur-

ing the reporting period as the company consistently reported robust quarterly earnings results and raised guidance through the reporting period. The company reported revenue momentum across the Americas and the EMEA region and healthy margin improvement driven by supply chain efficiencies, product mix and fewer promotional activities. As a result, the Fund continued to own Crocs at the end of the reporting period.
The outperformance was modestly offset by negative security selection in the industrials, information technology and communication services sectors. An underweight position in Plug Power Inc., which was up nearly 130% during the reporting period, was the primary detractor within the industrials sector. In the information technology sector, the Fund experienced weak results from its position in LiveRamp Holdings Inc., an emerging identification solutions company that allows marketers to target customers across multiple channels. The company encountered a $30 million guidance headwind coupled with a competitive announcement from Google that impacted the entire digital advertising industry. As a result, the Fund sold the position. The Fund also experienced poor results within the communication services sector from its holding in Bandwidth Inc., a leading voice-centric Communications Platform as a Service (CPaaS) provider with direct carrier relationships and limited competitive threats. Investors reacted negatively to management guiding down operating margins driven by the integration of the Voxbone acquisition. The Fund continues to own Bandwidth because the portfolio management team anticipates that the company will drive strong operating leverage from the Voxbone integration.
Nuveen Small Cap Select Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2021?
The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified, small-cap stock portfolio. In selecting stocks, the Fund’s portfolio management team invests in companies that meet criteria such as attractive valuation relative to other companies in the same industry or market, strong or improving fundamentals, and an identifiable catalyst that could increase the value of the company’s stock within two year.
How did the Fund perform during the twelve-month reporting period ended October 31, 2021?
For the twelve-month reporting period ended October 31, 2021, the Fund's Class A Shares at NAV outperformed the Russell 2000® Index. For purposes of this Performance Commentary references to relative performance are in comparison to the Russell 2000® Index.
Favorable security selection and sector allocations drove the Fund’s outperformance during the reporting period. Selection contributed the most in the financials, health care, materials and energy holdings. The Fund also benefited from overweight positions in industrials and materials and an underweight position in the consumer staples sector. The Fund’s standout performer in the financials sector was Western Alliance Bancorp, a high quality, fast growing niche market lender in the southwestern U.S. Early in the reporting period, the company reported double-digit loan and deposit growth and building loan pipelines. The company’s management also announced an accretive acquisition of AmeriHome and offered favorable commentary regarding the impact on growth in the firm’s residential mortgage business. The Fund closed its position in Western Alliance partway through the reporting period because of market cap considerations. In the health care sector, shares of Establishment Labs Holdings Inc., a rapidly-growing global aesthetic implant manufacturer for breast augmentation and reconstruction, advanced strongly throughout the reporting period after beating several quarterly revenue estimates. The company’s major competitor announced that it would be looking to divest its breast implant business, providing Establishment Labs with an opportunity to increase market share. As a result, the Fund continued to hold the stock. The Fund’s strongest relative performer in the energy sector was PDC Energy Inc., an oil producer focused in the Denver-Julesburg Basin in Colorado and the Delaware Basin of the Permian. Broadly speaking, oil markets performed well due to reduced production capacity by the Organization of the Petroleum Exporting Countries (OPEC) amid the COVID-19 crisis and general increases in oil demand as related slowdowns gradually improved. PDC Energy’s recent results exceeded consensus expectations as various cost drivers have trended favorably. The company’s management guided for both production growth (without additional capital expenditure requirements) and upside free cash flow. As a result, the Fund maintained this position.
The outperformance was modestly offset by negative security selection in the information technology sector, along with the industrials and communication services sectors. In the information technology sector, the greatest detractor was LiveRamp Holdings Inc., an emerging identification solutions company that allows marketers to target customers across multiple channels. The company encoun-

Portfolio Managers’ Comments (continued)
tered a $30 million guidance headwind coupled with a competitive announcement from Google that impacted the entire digital advertising industry. As a result, the Fund sold the position. Also, Ping Identity Holding Corp., a provider of access management and cybersecurity solutions, detracted from performance despite the firm’s efforts to drive further software-as-a-service (SaaS) adoption. The shorter duration of contracts due to the COVID-19 crisis impacted the company’s guidance and impaired visibility regarding larger deals, leading the Fund to close out the position.
Nuveen Small Cap Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2021?
The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in small-cap equities across the value spectrum. The management team identifies three value styles to collect the best investment ideas among industry leaders, buying discounted companies when a change is expected that can result in a stock price increase. This well-defined approach helps create a high-conviction portfolio that seeks to provide capital appreciation potential.
How did the Fund perform during the twelve-month reporting period ended October 31, 2021?
For the twelve-month reporting period ended October 31, 2021, the Fund's Class A Shares at NAV performed in-line with the Russell 2000® Value Index. For purposes of this Performance Commentary references to relative performance are in comparison to the Russell 2000® Value Index.
The Fund benefited from underweight positions in sectors with lagging returns over the reporting period that included health care, utilities, and consumer staples. Also, stock selection across several sectors, particularly in the Fund’s financials and energy holdings, contributed to performance. In the financials sector, shares of several regional banks advanced sharply as investors believed that vaccine distribution would lead to more favorable credit scenarios and profitability metrics for banks that have strong loan loss reserves and improving end markets. The standout performer in the Fund was Western Alliance Bancorp, a Western U.S.-focused regional bank that is known for its strong loan growth and deposit gathering ability. The company also announced an accretive acquisition during the reporting period that should benefit earnings growth near term. The Fund also benefited from its position in Pinnacle Financial Partners Inc., a Southeastern U.S.-focused bank (Tennessee, North and South Carolina, Virginia and Georgia), which exhibited strong lending and fee generation ability. The Fund maintained the Pinnacle position at the end of the reporting period because of the company’s attractive upside potential, but sold Western Alliance because the company’s market capitalization had risen to levels above the Fund’s investment universe. Two exploration and production (E&P) companies held by the Fund, Magnolia Oil & Gas Corp. and Matador Resources Company, also performed well during the reporting period. The combination of reduced production capacity by the Organization of the Petroleum Exporting Countries (OPEC) and increases in oil demand as COVID-19 crisis restrictions eased, creating a more balanced supply and demand profile that resulted in better pricing for E&P companies. Magnolia Oil & Gas announced the initiation of a regular dividend payment to shareholders starting in mid-2021, along with share repurchases with excess free cash flow. Matador Resources reported strong results with higher production volumes and lower capital expenditure requirements, resulting in solid free cash flow generation. Given improving oil market dynamics and strong operating trends, the Fund remained invested in both stocks.
The outperformance was offset by negative security selection in the consumer discretionary and information technology sectors. Furniture manufacturer and retailer La-Z-Boy Inc. was the top detractor within consumer discretionary. Although the company’s order trends remained strong, the inability to get products into the hands of its clients and retailers because of supply chain backlogs impacted bottom-line results. The Fund remained invested in La-Z-Boy because the portfolio management team believed these supply chain issues are being corrected quickly to meet the company’s strong demand. In the information technology sector, a position in TTM Technologies Inc., a leading printed circuit board manufacturer with diverse end markets, lagged. Although revenue remained above expectations, margins were pressured by pandemic-related productivity and material costs. The Fund maintained a position in TTM Technologies because the portfolio management team believed the COVID-19 crisis related production issues would subside allowing for improved bottom-line growth opportunities.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund's prospectus.
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund's prospectus.
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund's prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.

Risk Considerations (continued)
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/18/92	41.25%	11.07%	11.06%	1.09%	0.97%
Class A Shares at maximum Offering Price	12/18/92	33.10%	9.76%	10.40%	-	-
Russell 1000® Value Index[1]	-	43.76%	12.39%	12.85%	-	-
Lipper Equity Income Funds Classification Average	-	39.87%	12.53%	11.73%	-	-
Class C Shares	2/01/99	40.10%	10.24%	10.40%	1.84%	1.72%
Class I Shares	8/02/94	41.59%	11.35%	11.34%	0.84%	0.72%

	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/13	41.71%	11.50%	10.56%	0.70%	0.58%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
1    For purposes of Fund performance, relative results are measured against this benchmark/index.
Growth of an Assumed $10,000 Investment as of October 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/31/03	41.77%	17.91%	15.38%	1.30%	1.06%
Class A Shares at maximum Offering Price	1/31/03	33.62%	16.52%	14.70%	-	-
S&P 500® Index[1]	-	42.91%	18.93%	16.21%	-	-
Lipper Large-Cap Core Funds Classification Average	-	40.92%	17.68%	14.81%	-	-
Class C Shares	1/31/03	40.68%	17.03%	14.69%	2.05%	1.81%
Class I Shares	1/31/03	42.11%	18.20%	15.68%	1.05%	0.81%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
1    For purposes of Fund performance, relative results are measured against this benchmark/index.
Growth of an Assumed $10,000 Investment as of October 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/09/95	38.97%	21.07%	15.10%	1.24%	1.17%
Class A Shares at maximum Offering Price	1/09/95	30.97%	19.65%	14.42%	-	-
Russell Midcap® Growth Index[1]	-	39.43%	21.90%	16.86%	-	-
Lipper Mid-Cap Growth Funds Classification Average	-	38.94%	22.29%	16.21%	-	-
Class C Shares	9/24/01	38.00%	20.17%	14.40%	1.99%	1.92%
Class I Shares	12/28/89	39.31%	21.37%	15.38%	0.99%	0.92%

	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/13	39.45%	21.53%	16.02%	0.88%	0.81%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
1    For purposes of Fund performance, relative results are measured against this benchmark/index.
Growth of an Assumed $10,000 Investment as of October 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/22/87	55.98%	13.78%	12.63%	1.27%	1.17%
Class A Shares at maximum Offering Price	12/22/87	47.00%	12.44%	11.96%	-	-
Russell Midcap® Value Index[1]	-	48.60%	12.30%	13.18%	-	-
Lipper Mid-Cap Value Funds Classification Average	-	53.29%	11.26%	11.77%	-	-
Class C Shares	2/01/99	54.80%	12.93%	11.95%	2.02%	1.92%
Class I Shares	2/04/94	56.35%	14.06%	12.91%	1.02%	0.92%

	Total Returns as of October 31, 2021*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/20/18	56.59%	11.07%	0.89%	0.78%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
1    For purposes of Fund performance, relative results are measured against this benchmark/index.
Growth of an Assumed $10,000 Investment as of October 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/95	43.38%	21.65%	15.94%	1.43%	1.23%
Class A Shares at maximum Offering Price	8/01/95	35.13%	20.22%	15.25%	-	-
Russell 2000® Growth Index[1]	-	38.45%	17.90%	14.57%	-	-
Lipper Small-Cap Growth Funds Classification Average	-	43.38%	20.28%	15.16%	-	-
Class C Shares	9/24/01	42.27%	20.74%	15.25%	2.18%	1.98%
Class I Shares	8/01/95	43.74%	21.95%	16.23%	1.18%	0.98%

	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	43.98%	22.19%	22.01%	0.99%	0.79%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
1    For purposes of Fund performance, relative results are measured against this benchmark/index.
Growth of an Assumed $10,000 Investment as of October 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/06/92	54.06%	16.12%	13.55%	1.48%	1.24%
Class A Shares at maximum Offering Price	5/06/92	45.16%	14.76%	12.88%	-	-
Russell 2000® Index[1]	-	50.80%	15.52%	13.50%	-	-
Lipper Small-Cap Core Funds Classification Average	-	54.42%	13.11%	12.14%	-	-
Class C Shares	9/24/01	52.95%	15.25%	12.87%	2.23%	1.99%
Class I Shares	5/06/92	54.43%	16.40%	13.83%	1.23%	0.99%

	Total Returns as of October 31, 2021*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/18	54.60%	15.56%	1.09%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
1    For purposes of Fund performance, relative results are measured against this benchmark/index.
Growth of an Assumed $10,000 Investment as of October 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/94	64.47%	8.00%	10.86%	1.30%	1.20%
Class A Shares at maximum Offering Price	8/01/94	54.98%	6.73%	10.20%	-	-
Russell 2000® Value Index[1]	-	64.30%	12.61%	12.12%	-	-
Lipper Small-Cap Value Funds Classification Average	-	65.96%	11.83%	11.46%	-	-
Class C Shares	2/01/99	63.20%	7.19%	10.20%	2.05%	1.95%
Class I Shares	8/01/94	64.91%	8.28%	11.13%	1.05%	0.95%

	Total Returns as of October 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	65.14%	8.43%	8.47%	0.86%	0.76%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
1    For purposes of Fund performance, relative results are measured against this benchmark/index.
Growth of an Assumed $10,000 Investment as of October 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of October 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	9.8%
Capital Markets	8.5%
Health Care Providers & Services	7.5%
Electric Utilities	5.0%
Hotels, Restaurants & Leisure	4.1%
Pharmaceuticals	3.9%
Chemicals	3.8%
Insurance	3.7%
Health Care Equipment & Supplies	3.7%
Equity Real Estate Investment Trust	3.6%
Biotechnology	3.6%
Aerospace & Defense	3.1%
IT Services	3.1%
Oil, Gas & Consumable Fuels	2.9%
Communications Equipment	2.8%
Tobacco	2.6%
Semiconductors & Semiconductor Equipment	2.6%
Electrical Equipment	2.5%
Media	2.5%
Food & Staples Retailing	2.4%
Other [1]	17.8%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Bank of America Corp	3.5%
Morgan Stanley	3.5%
Cisco Systems Inc	2.8%
Charles Schwab Corp	2.8%
Wells Fargo & Co	2.7%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of October 31, 2021 (continued)
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	11.6%
Capital Markets	7.0%
IT Services	6.8%
Semiconductors & Semiconductor Equipment	6.4%
Interactive Media & Services	6.4%
Health Care Providers & Services	5.1%
Banks	4.2%
Health Care Equipment & Supplies	4.0%
Biotechnology	3.9%
Internet & Direct Marketing Retail	3.8%
Chemicals	3.5%
Pharmaceuticals	3.3%
Aerospace & Defense	2.9%
Electrical Equipment	2.7%
Machinery	2.5%
Hotels, Restaurants & Leisure	2.2%
Electric Utilities	2.0%
Automobiles	2.0%
Other [1]	19.2%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	7.7%
Alphabet Inc, Class C	4.4%
Amazon.com Inc	3.8%
Mastercard Inc	2.7%
Visa Inc, Class A	2.6%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	99.8%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	21.8%
Health Care Equipment & Supplies	6.8%
Semiconductors & Semiconductor Equipment	5.3%
Hotels, Restaurants & Leisure	5.1%
Textiles, Apparel & Luxury Goods	5.1%
Life Sciences Tools & Services	4.7%
Biotechnology	4.5%
Road & Rail	3.2%
Electronic Equipment, Instruments & Components	2.8%
Aerospace & Defense	2.8%
Specialty Retail	2.7%
Machinery	2.6%
Leisure Products	2.5%
Capital Markets	2.4%
Electrical Equipment	2.3%
IT Services	2.3%
Interactive Media & Services	2.2%
Health Care Technology	2.0%
Other [1]	18.7%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Lululemon Athletica Inc	2.8%
Synopsys Inc	2.8%
Dexcom Inc	2.5%
Horizon Therapeutics Plc	2.5%
MSCI Inc	2.4%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of October 31, 2021 (continued)
Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.6%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	9.3%
Machinery	7.0%
Banks	6.2%
Oil, Gas & Consumable Fuels	5.6%
Chemicals	5.4%
Multi-Utilities	4.8%
Hotels, Restaurants & Leisure	4.2%
Capital Markets	4.0%
Semiconductors & Semiconductor Equipment	4.0%
Health Care Providers & Services	3.3%
Building Products	3.2%
Insurance	3.2%
Software	2.9%
Specialty Retail	2.5%
Biotechnology	2.4%
Household Durables	2.4%
Household Products	2.4%
Health Care Equipment & Supplies	2.2%
Construction Materials	1.8%
Diversified Financial Services	1.8%
Leisure Products	1.8%
Other [1]	19.2%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Marvell Technology Inc	2.5%
Devon Energy Corp	2.3%
Pioneer Natural Resources Co	2.1%
Synopsys Inc	2.0%
Raymond James Financial Inc	2.0%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	14.1%
Health Care Equipment & Supplies	8.2%
Biotechnology	6.7%
Health Care Providers & Services	6.1%
Semiconductors & Semiconductor Equipment	5.6%
Machinery	5.4%
Textiles, Apparel & Luxury Goods	4.4%
Hotels, Restaurants & Leisure	4.1%
Household Durables	3.6%
Health Care Technology	3.1%
Specialty Retail	2.7%
Chemicals	2.6%
Oil, Gas & Consumable Fuels	2.6%
Electronic Equipment, Instruments & Components	2.5%
Professional Services	2.5%
Banks	2.1%
IT Services	2.1%
Road & Rail	2.0%
Other [1]	18.7%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Silicon Laboratories Inc	2.2%
Crocs Inc	2.1%
Saia Inc	2.0%
MACOM Technology Solutions Holdings Inc	1.8%
Boot Barn Holdings Inc	1.8%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of October 31, 2021 (continued)
Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	100.2%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	9.8%
Software	7.1%
Health Care Providers & Services	6.9%
Health Care Equipment & Supplies	6.3%
Equity Real Estate Investment Trust	5.4%
Machinery	4.8%
Oil, Gas & Consumable Fuels	4.8%
Semiconductors & Semiconductor Equipment	4.4%
Hotels, Restaurants & Leisure	4.2%
Biotechnology	4.2%
Capital Markets	3.3%
Trading Companies & Distributors	2.9%
Chemicals	2.6%
Textiles, Apparel & Luxury Goods	2.3%
Road & Rail	2.2%
Professional Services	2.2%
Electronic Equipment, Instruments & Components	2.1%
Household Durables	2.1%
IT Services	1.8%
Health Care Technology	1.4%
Other [1]	19.4%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Saia Inc	2.2%
Piper Sandler Cos	1.8%
PDC Energy Inc	1.8%
Civitas Resources Inc	1.7%
Silicon Laboratories Inc	1.6%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.9%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.5%
Equity Real Estate Investment Trust	9.1%
Oil, Gas & Consumable Fuels	6.6%
Commercial Services & Supplies	4.0%
Chemicals	3.6%
Insurance	3.2%
Building Products	2.9%
Hotels, Restaurants & Leisure	2.9%
Semiconductors & Semiconductor Equipment	2.7%
Thrifts & Mortgage Finance	2.7%
Health Care Providers & Services	2.6%
Capital Markets	2.5%
Electronic Equipment, Instruments & Components	2.2%
Gas Utilities	2.1%
Household Durables	2.0%
Metals & Mining	1.9%
Biotechnology	1.8%
Health Care Equipment & Supplies	1.8%
Professional Services	1.8%
Trading Companies & Distributors	1.8%
Consumer Finance	1.7%
Specialty Retail	1.7%
Construction Materials	1.5%
Machinery	1.5%
Other [1]	18.8%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Magnolia Oil & Gas Corp	1.9%
Banner Corp	1.9%
Matador Resources Co	1.8%
Korn Ferry	1.8%
WESCO International Inc	1.8%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2021.
The beginning of the period is May 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,047.40	$1,043.30	$1,049.15	$1,048.78
Expenses Incurred During the Period	$ 4.95	$ 8.81	$ 3.05	$ 3.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.37	$1,016.59	$1,022.23	$1,021.63
Expenses Incurred During the Period	$ 4.89	$ 8.69	$ 3.01	$ 3.62
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 0.59% and 0.71% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,072.89	$1,068.85	$1,074.19
Expenses Incurred During the Period	$ 5.49	$ 9.39	$ 4.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.91	$1,016.13	$1,021.17
Expenses Incurred During the Period	$ 5.35	$ 9.15	$ 4.08
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.80%, and 0.80% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,099.08	$1,095.14	$1,101.14	$1,100.44
Expenses Incurred During the Period	$ 6.19	$ 10.14	$ 4.29	$ 4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,021.12	$1,020.57
Expenses Incurred During the Period	$ 5.96	$ 9.75	$ 4.13	$ 4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 0.81% and 0.92% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,071.05	$1,067.18	$1,073.50	$1,072.52
Expenses Incurred During the Period	$ 6.06	$ 9.95	$ 3.92	$ 4.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,021.42	$1,020.62
Expenses Incurred During the Period	$ 5.90	$ 9.70	$ 3.82	$ 4.63
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 0.75% and 0.91% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,042.30	$1,037.98	$1,044.55	$1,043.53
Expenses Incurred During the Period	$ 6.23	$ 10.07	$ 4.02	$ 4.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.11	$1,015.32	$1,021.27	$1,020.37
Expenses Incurred During the Period	$ 6.16	$ 9.96	$ 3.97	$ 4.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 0.78% and 0.96% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,042.98	$1,039.60	$1,044.99	$1,043.79
Expenses Incurred During the Period	$ 6.39	$ 10.23	$ 4.38	$ 5.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.17	$1,020.92	$1,020.21
Expenses Incurred During the Period	$ 6.31	$ 10.11	$ 4.33	$ 5.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 0.85% and 0.99% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,039.59	$1,035.42	$1,041.23	$1,040.69
Expenses Incurred During the Period	$ 6.17	$ 10.00	$ 4.37	$ 4.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.16	$1,015.38	$1,020.92	$1,020.42
Expenses Incurred During the Period	$ 6.11	$ 9.91	$ 4.33	$ 4.84
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 0.85% and 0.95% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of Nuveen Dividend Value Fund, Nuveen Large Cap Select Fund, Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Value Fund, Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Select Fund and Nuveen Small Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Dividend Value Fund, Nuveen Large Cap Select Fund, Nuveen Mid Cap Growth Opportunities Fund, Nuveen Mid Cap Value Fund, Nuveen Small Cap Growth Opportunities Fund, Nuveen Small Cap Select Fund and Nuveen Small Cap Value Fund (seven of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
December 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Dividend Value Fund
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 3.1%
127,615	Northrop Grumman Corp	$45,586,630
893,332	Raytheon Technologies Corp	79,381,482
	Total Aerospace & Defense	124,968,112
	Automobiles – 1.7%
2,390,571	Ford Motor Co, (2)	40,830,953
891,415	Volkswagen AG, ADR	29,069,043
	Total Automobiles	69,899,996
	Banks – 9.8%
2,970,712	Bank of America Corp	141,940,619
574,223	Fifth Third Bancorp	24,995,927
3,568,547	Huntington Bancshares Inc	56,168,930
978,786	Truist Financial Corp	62,123,547
2,097,860	Wells Fargo & Co	107,326,518
	Total Banks	392,555,541
	Beverages – 1.0%
1,128,873	Keurig Dr Pepper Inc	40,741,027
	Biotechnology – 3.6%
623,356	AbbVie Inc	71,480,232
1,126,470	Gilead Sciences Inc	73,085,374
	Total Biotechnology	144,565,606
	Building Products – 2.1%
663,609	Carrier Global Corp	34,660,298
695,418	Johnson Controls International plc	51,022,819
	Total Building Products	85,683,117
	Capital Markets – 8.5%
922,428	Bank of New York Mellon Corp	54,607,738
1,353,070	Charles Schwab Corp	110,992,332
214,552	LPL Financial Holdings Inc	35,190,819
1,365,318	Morgan Stanley	140,327,384
	Total Capital Markets	341,118,273
	Chemicals – 3.8%
492,009	CF Industries Holdings Inc	27,946,111
632,698	DuPont de Nemours Inc	44,035,781
344,102	International Flavors & Fragrances Inc	50,737,840

Shares	Description (1)	Value
	Chemicals (continued)
428,722	Nutrien Ltd	$ 29,971,955
	Total Chemicals	152,691,687
	Commercial Services & Supplies – 2.1%
536,265	Waste Management Inc	85,925,741
	Communications Equipment – 2.8%
2,011,865	Cisco Systems Inc	112,604,084
	Consumer Finance – 1.6%
225,046	Discover Financial Services	25,502,213
875,740	Synchrony Financial	40,678,123
	Total Consumer Finance	66,180,336
	Diversified Financial Services – 1.3%
725,359	Voya Financial Inc	50,608,297
	Electric Utilities – 5.0%
797,518	Alliant Energy Corp	45,115,593
563,406	American Electric Power Co Inc	47,726,122
488,052	Evergy Inc	31,113,315
394,044	NextEra Energy Inc	33,623,775
654,566	Xcel Energy Inc	42,278,418
	Total Electric Utilities	199,857,223
	Electrical Equipment – 2.5%
347,770	Eaton Corp PLC	57,298,585
222,487	Hubbell Inc	44,357,233
	Total Electrical Equipment	101,655,818
	Equity Real Estate Investment Trust – 3.6%
304,359	Crown Castle International Corp	54,875,928
138,425	Extra Space Storage Inc	27,320,942
444,283	Prologis Inc	64,403,264
	Total Equity Real Estate Investment Trust	146,600,134
	Food & Staples Retailing – 2.4%
651,569	Walmart Inc	97,357,440
	Health Care Equipment & Supplies – 3.7%
484,993	Abbott Laboratories	62,510,748
706,845	Medtronic PLC	84,722,441
	Total Health Care Equipment & Supplies	147,233,189
	Health Care Providers & Services – 7.5%
204,855	Anthem Inc	89,138,556
389,286	Cigna Corp	83,155,383
90,193	Humana Inc	41,773,790

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Health Care Providers & Services (continued)
189,639	UnitedHealth Group Inc	$ 87,323,070
	Total Health Care Providers & Services	301,390,799
	Hotels, Restaurants & Leisure – 4.1%
366,583	McDonald's Corp	90,014,455
265,483	Wyndham Hotels & Resorts Inc	22,425,349
417,939	Yum! Brands Inc	52,217,299
	Total Hotels, Restaurants & Leisure	164,657,103
	Household Durables – 0.7%
1,181,284	Newell Brands Inc	27,039,591
	Independent Power & Renewable Electricity Producers – 0.5%
495,115	Brookfield Renewable Corp	20,502,712
	Insurance – 3.7%
161,554	Everest Re Group Ltd	42,246,371
378,393	Marsh & McLennan Cos Inc	63,115,952
186,449	Willis Towers Watson PLC	45,172,864
	Total Insurance	150,535,187
	IT Services – 3.1%
472,621	Fidelity National Information Services Inc	52,338,049
340,027	Visa Inc, Class A	72,007,518
	Total IT Services	124,345,567
	Machinery – 2.3%
309,390	Stanley Black & Decker Inc	55,606,665
419,036	Westinghouse Air Brake Technologies Corp	38,019,136
	Total Machinery	93,625,801
	Media – 2.5%
1,940,155	Comcast Corp, Class A	99,782,172
	Metals & Mining – 1.0%
766,395	Newmont Corp	41,385,330
	Mortgage Real Estate Investment Trust – 1.8%
2,645,866	AGNC Investment Corp	42,122,187
3,451,088	Annaly Capital Management Inc	29,196,204
	Total Mortgage Real Estate Investment Trust	71,318,391
	Oil, Gas & Consumable Fuels – 2.9%
404,983	Pioneer Natural Resources Co	75,723,721
501,777	Valero Energy Corp	38,802,416
	Total Oil, Gas & Consumable Fuels	114,526,137
	Pharmaceuticals – 3.9%
1,168,646	AstraZeneca PLC, Sponsored ADR	72,900,137

Shares	Description (1)	Value
	Pharmaceuticals (continued)
933,935	Merck & Co Inc	$ 82,232,977
	Total Pharmaceuticals	155,133,114
	Road & Rail – 1.7%
281,839	Union Pacific Corp	68,035,935
	Semiconductors & Semiconductor Equipment – 2.6%
452,684	Applied Materials Inc	61,859,269
77,677	Broadcom Inc	41,298,530
	Total Semiconductors & Semiconductor Equipment	103,157,799
	Tobacco – 2.6%
1,091,631	Philip Morris International Inc	103,202,795
	Total Long-Term Investments (cost $3,273,000,532)	3,998,884,054

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.1%
	REPURCHASE AGREEMENTS – 0.1%
$ 3,587	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/29/21, repurchase price $3,586,563, collateralized $3,211,600 U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/31, value $3,658,372	0.000%	11/01/21	$ 3,586,563
	Total Short-Term Investments (cost $3,586,563)			3,586,563
	Total Investments (cost $3,276,587,095) – 99.6%			4,002,470,617
	Other Assets Less Liabilities – 0.4%			16,964,952
	Net Assets – 100%			$ 4,019,435,569
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen Large Cap Select Fund
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 2.9%
8,021	Airbus SE, ADR, (2)	$256,672
1,498	Northrop Grumman Corp	535,116
8,155	Raytheon Technologies Corp	724,653
	Total Aerospace & Defense	1,516,441
	Auto Components – 0.9%
2,655	Aptiv PLC, (2)	459,023
	Automobiles – 2.0%
36,855	Ford Motor Co, (2)	629,483
7,283	General Motors Co, (2)	396,414
	Total Automobiles	1,025,897
	Banks – 4.2%
33,984	Huntington Bancshares Inc	534,908
721	SVB Financial Group, (2)	517,246
22,232	Wells Fargo & Co	1,137,389
	Total Banks	2,189,543
	Beverages – 0.8%
4,639	Monster Beverage Corp, (2)	394,315
	Biotechnology – 3.9%
6,986	AbbVie Inc	801,084
991	Biogen Inc, (2)	264,280
2,397	BioNTech SE, ADR, (2)	668,116
1,630	Vertex Pharmaceuticals Inc, (2)	301,436
	Total Biotechnology	2,034,916
	Building Products – 1.9%
8,718	Carrier Global Corp	455,341
7,389	Johnson Controls International plc	542,131
	Total Building Products	997,472
	Capital Markets – 7.0%
2,102	Ameriprise Financial Inc	635,077
14,561	Charles Schwab Corp	1,194,439
3,555	LPL Financial Holdings Inc	583,091
12,267	Morgan Stanley	1,260,803
	Total Capital Markets	3,673,410

Shares	Description (1)	Value
	Chemicals – 3.5%
18,933	Axalta Coating Systems Ltd, (2)	$590,520
3,670	International Flavors & Fragrances Inc	541,142
5,487	Nutrien Ltd	383,596
5,231	Olin Corp	298,062
	Total Chemicals	1,813,320
	Commercial Services & Supplies – 1.3%
4,093	Waste Management Inc	655,821
	Communications Equipment – 1.6%
15,168	Cisco Systems Inc	848,953
	Consumer Finance – 1.4%
16,256	Synchrony Financial	755,091
	Electric Utilities – 2.0%
16,466	Xcel Energy Inc	1,063,539
	Electrical Equipment – 2.7%
3,160	Eaton Corp PLC	520,641
1,960	Hubbell Inc	390,765
18,623	Vertiv Holdings Co	478,239
	Total Electrical Equipment	1,389,645
	Entertainment – 1.7%
5,216	Walt Disney Co, (2)	881,869
	Food & Staples Retailing – 1.5%
5,406	Walmart Inc	807,765
	Health Care Equipment & Supplies – 4.0%
6,260	Abbott Laboratories	806,851
14,544	Boston Scientific Corp, (2)	627,283
5,361	Medtronic PLC	642,570
	Total Health Care Equipment & Supplies	2,076,704
	Health Care Providers & Services – 5.1%
1,543	Anthem Inc	671,406
2,370	Cigna Corp	506,256
1,291	Humana Inc	597,939
1,888	UnitedHealth Group Inc	869,367
	Total Health Care Providers & Services	2,644,968
	Hotels, Restaurants & Leisure – 2.2%
3,139	McDonald's Corp	770,781
4,453	Wyndham Hotels & Resorts Inc	376,145
	Total Hotels, Restaurants & Leisure	1,146,926

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Insurance – 1.0%
2,254	Willis Towers Watson PLC	$ 546,099
	Interactive Media & Services – 6.4%
765	Alphabet Inc, Class C, (2)	2,268,539
3,225	Facebook Inc, (2)	1,043,513
	Total Interactive Media & Services	3,312,052
	Internet & Direct Marketing Retail – 3.8%
591	Amazon.com Inc, (2)	1,993,106
	IT Services – 6.8%
8,025	Fiserv Inc, (2)	790,382
4,237	Mastercard Inc	1,421,598
6,289	Visa Inc, Class A	1,331,822
	Total IT Services	3,543,802
	Life Sciences Tools & Services – 1.2%
2,378	IQVIA Holdings Inc, (2)	621,657
	Machinery – 2.5%
1,301	Deere & Co	445,345
2,721	Stanley Black & Decker Inc	489,046
3,978	Westinghouse Air Brake Technologies Corp	360,924
	Total Machinery	1,295,315
	Metals & Mining – 0.9%
8,599	Newmont Corp	464,346
	Oil, Gas & Consumable Fuels – 1.2%
3,346	Pioneer Natural Resources Co	625,635
	Pharmaceuticals – 3.3%
15,018	AstraZeneca PLC, Sponsored ADR	936,823
8,909	Merck & Co Inc	784,437
	Total Pharmaceuticals	1,721,260
	Road & Rail – 1.4%
3,020	Union Pacific Corp	729,028
	Semiconductors & Semiconductor Equipment – 6.4%
1,542	Broadcom Inc	819,835
1,558	Lam Research Corp	878,042
8,616	Marvell Technology Inc	590,196
3,795	NXP Semiconductors NV	762,264
2,586	Wolfspeed Inc, (2)	310,604
	Total Semiconductors & Semiconductor Equipment	3,360,941

Shares	Description (1)	Value
	Software – 11.6%
12,177	Microsoft Corp	$4,038,137
3,410	salesforce.com Inc, (2)	1,021,943
1,390	ServiceNow Inc, (2)	969,886
	Total Software	6,029,966
	Tobacco – 1.6%
8,685	Philip Morris International Inc	821,080
	Trading Companies & Distributors – 0.8%
3,407	WESCO International Inc, (2)	441,411
	Total Long-Term Investments (cost $38,889,027)	51,881,316

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.6%
	REPURCHASE AGREEMENTS – 0.6%
$ 293	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/29/21, repurchase price $293,243, collateralized $262,600 U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/31, value $299,131	0.000%	11/01/21	$ 293,243
	Total Short-Term Investments (cost $293,243)			293,243
	Total Investments (cost $39,182,270) – 100.1%			52,174,559
	Other Assets Less Liabilities – (0.1)%			(56,124)
	Net Assets – 100%			$ 52,118,435
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Aerospace & Defense – 2.8%
36,532	Axon Enterprise Inc, (2)	$6,574,299
49,597	HEICO Corp	6,233,351
	Total Aerospace & Defense	12,807,650
	Auto Components – 1.6%
40,669	Aptiv PLC, (2)	7,031,263
	Banks – 1.5%
22,616	Signature Bank	6,735,497
	Beverages – 1.1%
56,017	Monster Beverage Corp, (2)	4,761,445
	Biotechnology – 4.5%
94,241	Horizon Therapeutics Plc, (2)	11,300,438
25,217	Seagen Inc, (2)	4,446,514
24,816	United Therapeutics Corp, (2)	4,733,900
	Total Biotechnology	20,480,852
	Building Products – 1.2%
52,196	Trex Co Inc, (2)	5,553,654
	Capital Markets – 2.4%
16,279	MSCI Inc	10,823,582
	Chemicals – 1.1%
94,819	Avient Corp	5,108,848
	Commercial Services & Supplies – 1.6%
51,652	Waste Connections Inc	7,025,189
	Communications Equipment – 1.3%
104,348	Ciena Corp, (2)	5,665,053
	Construction Materials – 1.0%
132,717	Summit Materials Inc, Class A, (2)	4,731,361
	Consumer Finance – 1.1%
110,969	Synchrony Financial	5,154,510
	Electrical Equipment – 2.3%
20,955	Generac Holdings Inc, (2)	10,447,325

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 2.8%
42,281	Advanced Energy Industries Inc	$3,882,241
102,112	Cognex Corp	8,943,990
	Total Electronic Equipment, Instruments & Components	12,826,231
	Entertainment – 1.4%
35,050	Take-Two Interactive Software Inc, (2)	6,344,050
	Food Products – 1.6%
45,622	Freshpet Inc, (2)	7,112,926
	Health Care Equipment & Supplies – 6.8%
7,041	Align Technology Inc, (2)	4,396,189
18,256	Dexcom Inc, (2)	11,377,322
23,460	Insulet Corp, (2)	7,273,069
19,500	Nevro Corp, (2)	2,217,930
19,653	Penumbra Inc, (2)	5,435,037
	Total Health Care Equipment & Supplies	30,699,547
	Health Care Providers & Services – 0.8%
75,672	Oak Street Health Inc, (2)	3,573,989
	Health Care Technology – 2.0%
28,290	Veeva Systems Inc, Class A, (2)	8,968,213
	Hotels, Restaurants & Leisure – 5.1%
58,054	Caesars Entertainment Inc, (2)	6,354,591
3,015	Chipotle Mexican Grill Inc, (2)	5,363,775
42,444	Darden Restaurants Inc	6,117,878
31,942	Wingstop Inc	5,509,037
	Total Hotels, Restaurants & Leisure	23,345,281
	Household Durables – 0.9%
214,735	Traeger Inc, (2)	4,056,344
	Interactive Media & Services – 2.2%
65,193	Match Group Inc, (2)	9,829,801
	Internet & Direct Marketing Retail – 0.9%
55,245	Chewy Inc, (2), (3)	4,187,571
	IT Services – 2.3%
84,524	BigCommerce Holdings Inc, (2)	3,905,854
29,130	VeriSign Inc, (2)	6,486,377
	Total IT Services	10,392,231
	Leisure Products – 2.5%
71,116	Peloton Interactive Inc, (2)	6,502,847

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Leisure Products (continued)
50,866	YETI Holdings Inc, (2)	$ 5,001,654
	Total Leisure Products	11,504,501
	Life Sciences Tools & Services – 4.7%
15,092	Charles River Laboratories International Inc, (2)	6,771,478
30,435	IQVIA Holdings Inc, (2)	7,956,318
23,324	Repligen Corp, (2)	6,775,622
	Total Life Sciences Tools & Services	21,503,418
	Machinery – 2.6%
125,753	Colfax Corp, (2)	6,491,370
87,261	Donaldson Co Inc	5,236,532
	Total Machinery	11,727,902
	Oil, Gas & Consumable Fuels – 1.6%
39,451	Pioneer Natural Resources Co	7,376,548
	Road & Rail – 3.2%
33,889	JB Hunt Transport Services Inc	6,682,572
25,074	Saia Inc, (2)	7,839,135
	Total Road & Rail	14,521,707
	Semiconductors & Semiconductor Equipment – 5.3%
114,232	Microchip Technology Inc	8,463,449
41,830	MKS Instruments Inc	6,276,591
17,991	Monolithic Power Systems Inc	9,453,551
	Total Semiconductors & Semiconductor Equipment	24,193,591
	Software – 21.8%
111,028	Anaplan Inc, (2)	7,240,136
32,156	Avalara Inc, (2)	5,776,504
17,969	Crowdstrike Holdings Inc, (2)	5,063,664
34,122	CyberArk Software Ltd, (2)	6,145,713
32,335	DocuSign Inc, (2)	8,998,507
33,084	Elastic NV, (2)	5,740,405
11,230	HubSpot Inc, (2)	9,098,883
94,940	Jamf Holding Corp, (2)	4,523,891
67,145	LivePerson Inc, (2)	3,458,639
15,075	Paycom Software Inc, (2)	8,258,839
29,664	RingCentral Inc, Class A, (2)	7,231,490
55,639	SentinelOne Inc, (2)	3,694,430
36,102	Sprout Social Inc, Class A, (2)	4,609,503
38,408	Synopsys Inc, (2)	12,796,778
19,548	Zscaler Inc, (2)	6,233,075
	Total Software	98,870,457

Shares	Description (1)	Value
	Specialty Retail – 2.7%
20,761	Burlington Stores Inc, (2)	$5,736,057
18,269	Ulta Beauty Inc, (2)	6,711,300
	Total Specialty Retail	12,447,357
	Textiles, Apparel & Luxury Goods – 5.1%
169,750	Levi Strauss & Co, Class A	4,444,055
27,550	Lululemon Athletica Inc, (2)	12,838,575
318,327	Under Armour Inc, (2)	6,010,014
	Total Textiles, Apparel & Luxury Goods	23,292,644
	Total Long-Term Investments (cost $329,711,753)	453,100,538

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	MONEY MARKET FUNDS – 0.7%
2,989,014	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.030% (5)	$ 2,989,014
	Total Investments Purchased with Collateral from Securities Lending (cost $2,989,014)		2,989,014

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.4%
	REPURCHASE AGREEMENTS – 0.4%
$ 1,844	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/29/21, repurchase price $1,844,428, collateralized $1,651,600 U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/31, value $1,881,357	0.000%	11/01/21	$ 1,844,428
	Total Short-Term Investments (cost $1,844,428)			1,844,428
	Total Investments (cost $334,545,195) – 100.9%			457,933,980
	Other Assets Less Liabilities – (0.9)%			(4,020,512)
	Net Assets – 100%			$ 453,913,468
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,051,329.
(4)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCKS – 99.6%
	Airlines – 1.3%
99,856	Alaska Air Group Inc, (2)	$ 5,272,397
	Banks – 6.2%
54,985	East West Bancorp Inc	4,370,208
133,904	Fifth Third Bancorp	5,828,841
19,829	First Republic Bank	4,289,608
19,681	Signature Bank	5,861,395
39,715	Western Alliance Bancorp	4,610,514
	Total Banks	24,960,566
	Biotechnology – 2.4%
143,017	Alkermes PLC, (2)	4,331,985
29,128	United Therapeutics Corp, (2)	5,556,457
	Total Biotechnology	9,888,442
	Building Products – 3.2%
121,774	Carrier Global Corp	6,360,256
71,857	Owens Corning	6,712,162
	Total Building Products	13,072,418
	Capital Markets – 4.0%
25,418	Evercore Inc	3,859,469
36,485	Northern Trust Corp	4,489,114
80,547	Raymond James Financial Inc	7,941,129
	Total Capital Markets	16,289,712
	Chemicals – 5.4%
31,165	Celanese Corp	5,033,459
184,883	Huntsman Corp	6,023,488
81,512	Olin Corp	4,644,554
39,105	PPG Industries Inc	6,279,090
	Total Chemicals	21,980,591
	Communications Equipment – 1.6%
116,167	Ciena Corp, (2)	6,306,706
	Construction Materials – 1.8%
206,730	Summit Materials Inc, Class A, (2)	7,369,925
	Consumer Finance – 1.5%
117,041	OneMain Holdings Inc	6,180,935

Shares	Description (1)	Value
	Diversified Financial Services – 1.8%
103,522	Voya Financial Inc	$ 7,222,730
	Electric Utilities – 1.6%
64,158	Entergy Corp	6,609,557
	Electrical Equipment – 1.3%
27,174	Hubbell Inc	5,417,680
	Electronic Equipment, Instruments & Components – 1.4%
151,176	Avnet Inc	5,761,317
	Equity Real Estate Investment Trust – 9.3%
256,528	Apple Hospitality REIT Inc	4,030,055
279,195	Brandywine Realty Trust	3,699,334
74,072	EPR Properties	3,719,155
118,965	First Industrial Realty Trust Inc	6,927,332
88,772	Highwoods Properties Inc	3,980,537
134,501	Invitation Homes Inc	5,548,166
18,797	Mid-America Apartment Communities Inc	3,838,535
80,326	Regency Centers Corp	5,655,754
	Total Equity Real Estate Investment Trust	37,398,868
	Health Care Equipment & Supplies – 2.2%
92,477	Envista Holdings Corp, (2)	3,615,851
36,785	Zimmer Biomet Holdings Inc	5,264,669
	Total Health Care Equipment & Supplies	8,880,520
	Health Care Providers & Services – 3.3%
99,020	Centene Corp, (2)	7,054,185
229,708	Option Care Health Inc, (2)	6,277,919
	Total Health Care Providers & Services	13,332,104
	Hotels, Restaurants & Leisure – 4.2%
35,234	Darden Restaurants Inc	5,078,629
124,899	MGM Resorts International	5,890,237
109,388	Travel + Leisure Co	5,944,144
	Total Hotels, Restaurants & Leisure	16,913,010
	Household Durables – 2.4%
57,564	DR Horton Inc	5,138,738
22,372	Whirlpool Corp	4,716,689
	Total Household Durables	9,855,427
	Household Products – 2.4%
88,371	Energizer Holdings Inc	3,222,890
68,938	Spectrum Brands Holdings Inc	6,462,938
	Total Household Products	9,685,828

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Insurance – 3.2%
102,150	Hartford Financial Services Group Inc	$7,449,799
46,997	Reinsurance Group of America Inc, Class A	5,549,406
	Total Insurance	12,999,205
	IT Services – 1.0%
19,099	VeriSign Inc, (2)	4,252,774
	Leisure Products – 1.8%
77,239	Brunswick Corp	7,190,179
	Machinery – 7.0%
32,548	AGCO Corp	3,977,691
64,766	Crane Co	6,689,033
63,637	PACCAR Inc	5,703,148
19,083	Parker-Hannifin Corp	5,659,827
34,370	Stanley Black & Decker Inc	6,177,320
	Total Machinery	28,207,019
	Media – 0.7%
152,079	TEGNA Inc	2,989,873
	Metals & Mining – 1.6%
100,191	Steel Dynamics Inc	6,620,621
	Mortgage Real Estate Investment Trust – 1.3%
200,562	Starwood Property Trust Inc	5,108,314
	Multiline Retail – 0.8%
13,875	Dollar General Corp	3,073,590
	Multi-Utilities – 4.8%
60,802	Ameren Corp	5,125,000
290,369	CenterPoint Energy Inc	7,561,209
102,705	Public Service Enterprise Group Inc	6,552,579
	Total Multi-Utilities	19,238,788
	Oil, Gas & Consumable Fuels – 5.6%
229,784	Devon Energy Corp	9,209,743
44,388	Pioneer Natural Resources Co	8,299,668
176,097	Williams Cos Inc	4,946,565
	Total Oil, Gas & Consumable Fuels	22,455,976
	Pharmaceuticals – 0.8%
23,020	Jazz Pharmaceuticals PLC, (2)	3,062,581
	Road & Rail – 1.8%
64,744	TFI International Inc	7,175,578

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 4.0%
145,564	Marvell Technology Inc	$9,971,134
50,808	Wolfspeed Inc, (2)	6,102,549
	Total Semiconductors & Semiconductor Equipment	16,073,683
	Software – 2.9%
30,611	Check Point Software Technologies Ltd, (2)	3,661,076
24,229	Synopsys Inc, (2)	8,072,618
	Total Software	11,733,694
	Specialty Retail – 2.5%
39,498	AutoNation Inc, (2)	4,783,998
42,027	Best Buy Co Inc	5,137,380
	Total Specialty Retail	9,921,378
	Thrifts & Mortgage Finance – 1.1%
182,848	Radian Group Inc	4,364,582
	Trading Companies & Distributors – 1.4%
43,319	WESCO International Inc, (2)	5,612,410
	Total Long-Term Investments (cost $270,426,818)	402,478,978

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%
	REPURCHASE AGREEMENTS – 0.5%
$ 2,008	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/29/21, repurchase price $2,008,393, collateralized $1,798,400 U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/31, value $2,048,579	0.000%	11/01/21	$ 2,008,393
	Total Short-Term Investments (cost $2,008,393)			2,008,393
	Total Investments (cost $272,435,211) – 100.1%			404,487,371
	Other Assets Less Liabilities – (0.1)%			(350,146)
	Net Assets – 100%			$ 404,137,225
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Auto Components – 1.5%
33,281	Fox Factory Holding Corp, (2)	$ 5,356,577
	Banks – 2.1%
76,049	Ameris Bancorp	3,984,207
52,198	Preferred Bank	3,579,217
	Total Banks	7,563,424
	Beverages – 1.1%
60,584	MGP Ingredients Inc	3,890,099
	Biotechnology – 6.7%
189,198	Affimed NV, (2)	1,286,546
30,449	Arena Pharmaceuticals Inc, (2)	1,747,468
33,478	Arrowhead Pharmaceuticals Inc, (2)	2,136,566
29,961	Blueprint Medicines Corp, (2)	3,370,313
45,880	Bridgebio Pharma Inc, (2)	2,265,555
34,747	Fate Therapeutics Inc, (2)	1,869,389
61,448	Halozyme Therapeutics Inc, (2)	2,339,325
21,749	Intellia Therapeutics Inc, (2)	2,892,182
83,217	Iovance Biotherapeutics Inc, (2)	2,023,005
39,991	Natera Inc, (2)	4,581,769
	Total Biotechnology	24,512,118
	Building Products – 1.3%
127,854	AZEK Co Inc, (2)	4,690,963
	Capital Markets – 1.1%
25,980	Evercore Inc	3,944,803
	Chemicals – 2.6%
80,555	Avient Corp	4,340,303
69,200	Ingevity Corporation, (2)	5,391,372
	Total Chemicals	9,731,675
	Commercial Services & Supplies – 1.6%
33,711	Tetra Tech Inc	5,921,674
	Construction Materials – 1.2%
122,705	Summit Materials Inc, Class A, (2)	4,374,433

Shares	Description (1)	Value
	Diversified Telecommunication Services – 0.8%
36,238	Bandwidth Inc, Class A, (2)	$ 3,090,377
	Electronic Equipment, Instruments & Components – 2.5%
46,672	Advanced Energy Industries Inc	4,285,423
82,232	II-VI Inc, (2)	4,975,858
	Total Electronic Equipment, Instruments & Components	9,261,281
	Equity Real Estate Investment Trust – 2.0%
23,439	EastGroup Properties Inc	4,635,765
279,966	Summit Hotel Properties Inc, (2)	2,799,660
	Total Equity Real Estate Investment Trust	7,435,425
	Food Products – 1.3%
29,588	Freshpet Inc, (2)	4,613,065
	Health Care Equipment & Supplies – 8.2%
71,521	AtriCure Inc, (2)	5,368,366
70,736	Axonics Inc, (2)	5,188,486
87,578	BioLife Solutions Inc, (2)	4,654,771
45,466	Establishment Labs Holdings Inc, (2)	3,707,298
29,021	Nevro Corp, (2)	3,300,848
91,985	Tactile Systems Technology Inc, (2)	3,172,563
34,089	Tandem Diabetes Care Inc, (2)	4,647,353
	Total Health Care Equipment & Supplies	30,039,685
	Health Care Providers & Services – 6.1%
76,425	Acadia Healthcare Co Inc, (2)	4,738,350
48,616	Addus HomeCare Corp, (2)	4,545,596
31,488	AMN Healthcare Services Inc, (2)	3,107,866
66,379	Ensign Group Inc	5,178,226
75,763	HealthEquity Inc, (2)	5,013,995
	Total Health Care Providers & Services	22,584,033
	Health Care Technology – 3.1%
19,892	Inspire Medical Systems Inc, (2)	5,362,486
34,462	Omnicell Inc, (2)	6,139,405
	Total Health Care Technology	11,501,891
	Hotels, Restaurants & Leisure – 4.1%
178,711	Everi Holdings Inc, (2)	4,289,064
44,017	Papa John's International Inc	5,461,629
30,125	Wingstop Inc	5,195,659
	Total Hotels, Restaurants & Leisure	14,946,352
	Household Durables – 3.6%
54,413	Lovesac Co, (2)	4,244,758
23,458	TopBuild Corp, (2)	6,028,003

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Household Durables (continued)
155,445	Traeger Inc, (2)	$ 2,936,356
	Total Household Durables	13,209,117
	Insurance – 1.2%
23,073	Kinsale Capital Group Inc	4,318,112
	Interactive Media & Services – 1.3%
240,087	Eventbrite Inc, Class A, (2)	4,859,361
	IT Services – 2.1%
74,054	BigCommerce Holdings Inc, (2)	3,422,036
277,799	Verra Mobility Corp, (2)	4,133,649
	Total IT Services	7,555,685
	Machinery – 5.4%
55,955	ESCO Technologies Inc	4,731,555
41,666	John Bean Technologies Corp	6,156,152
128,921	Shyft Group Inc	5,312,834
61,881	SPX Corp, (2)	3,594,667
	Total Machinery	19,795,208
	Media – 1.0%
142,299	Magnite Inc, (2)	3,846,342
	Oil, Gas & Consumable Fuels – 2.6%
91,132	Civitas Resources Inc	5,116,151
107,693	Matador Resources Co	4,506,952
	Total Oil, Gas & Consumable Fuels	9,623,103
	Personal Products – 1.2%
140,007	elf Beauty Inc, (2)	4,523,626
	Pharmaceuticals – 0.9%
65,864	Pacira BioSciences Inc, (2)	3,443,370
	Professional Services – 2.5%
41,577	ASGN Inc, (2)	4,975,104
41,622	ICF International Inc	4,182,595
	Total Professional Services	9,157,699
	Road & Rail – 2.0%
23,863	Saia Inc, (2)	7,460,528
	Semiconductors & Semiconductor Equipment – 5.6%
88,270	Lattice Semiconductor Corp, (2)	6,129,469
93,947	MACOM Technology Solutions Holdings Inc, (2)	6,559,379
42,588	Silicon Laboratories Inc, (2)	8,038,911
	Total Semiconductors & Semiconductor Equipment	20,727,759

Shares	Description (1)	Value
	Software – 14.1%
34,551	Asana Inc, Class A, (2)	$4,692,026
48,145	Blackline Inc, (2)	6,108,156
57,964	CommVault Systems Inc, (2)	3,564,786
24,337	CyberArk Software Ltd, (2)	4,383,337
54,352	Envestnet Inc, (2)	4,538,392
109,446	Jamf Holding Corp, (2)	5,215,102
58,856	LivePerson Inc, (2)	3,031,672
35,872	Q2 Holdings Inc, (2)	2,814,517
41,573	Rapid7 Inc, (2)	5,352,524
34,999	SentinelOne Inc, (2)	2,323,934
35,276	Sprout Social Inc, Class A, (2)	4,504,040
591,081	Videopropulsion Inc, (2), (3)	591
37,068	Workiva Inc, (2)	5,543,519
	Total Software	52,072,596
	Specialty Retail – 2.7%
62,483	Boot Barn Holdings Inc, (2)	6,528,849
109,077	Urban Outfitters Inc, (2)	3,482,828
	Total Specialty Retail	10,011,677
	Textiles, Apparel & Luxury Goods – 4.4%
47,907	Crocs Inc, (2)	7,734,585
64,457	Kontoor Brands Inc	3,416,221
115,782	Steven Madden Ltd	5,221,768
	Total Textiles, Apparel & Luxury Goods	16,372,574
	Trading Companies & Distributors – 1.2%
45,469	Applied Industrial Technologies Inc	4,432,318
	Total Long-Term Investments (cost $283,719,808)	364,866,950

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%
	REPURCHASE AGREEMENTS – 2.3%
$ 8,503	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/29/21, repurchase price $8,502,842, collateralized $7,613,800 U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/31, value $8,672,971	0.000%	11/01/21	$ 8,502,842
	Total Short-Term Investments (cost $8,502,842)			8,502,842
	Total Investments (cost $292,222,650) – 101.4%			373,369,792
	Other Assets Less Liabilities – (1.4)%			(5,086,501)
	Net Assets – 100%			$ 368,283,291

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2021
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
See accompanying notes to financial statements.

Nuveen Small Cap Select Fund
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.2%
	COMMON STOCKS – 100.2%
	Air Freight & Logistics – 1.3%
25,532	Hub Group Inc, Class A, (2)	$ 2,006,049
	Auto Components – 1.3%
12,812	Fox Factory Holding Corp, (2)	2,062,091
	Banks – 9.8%
28,178	Ameris Bancorp	1,476,245
38,588	Banner Corp	2,228,843
72,876	Home BancShares Inc	1,731,534
45,103	PacWest Bancorp	2,141,039
19,931	Pinnacle Financial Partners Inc	1,924,737
23,697	Preferred Bank	1,624,903
44,094	Veritex Holdings Inc	1,805,649
27,791	Wintrust Financial Corp	2,459,504
	Total Banks	15,392,454
	Beverages – 1.1%
27,613	MGP Ingredients Inc	1,773,031
	Biotechnology – 4.2%
11,525	Arena Pharmaceuticals Inc, (2)	661,420
6,141	Arrowhead Pharmaceuticals Inc, (2)	391,919
6,842	Blueprint Medicines Corp, (2)	769,656
15,714	Bridgebio Pharma Inc, (2)	775,957
11,832	Fate Therapeutics Inc, (2)	636,561
18,399	Halozyme Therapeutics Inc, (2)	700,450
5,848	Intellia Therapeutics Inc, (2)	777,667
27,599	Iovance Biotherapeutics Inc, (2)	670,932
10,182	Natera Inc, (2)	1,166,552
	Total Biotechnology	6,551,114
	Building Products – 1.3%
55,036	AZEK Co Inc, (2)	2,019,271
	Capital Markets – 3.3%
14,546	Evercore Inc	2,208,665
17,547	Piper Sandler Cos	2,889,815
	Total Capital Markets	5,098,480

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Chemicals – 2.6%
41,586	Avient Corp	$2,240,654
24,908	HB Fuller Co	1,756,263
	Total Chemicals	3,996,917
	Commercial Services & Supplies – 1.2%
49,733	Herman Miller Inc	1,935,608
	Construction Materials – 1.2%
54,202	Summit Materials Inc, Class A, (2)	1,932,301
	Consumer Finance – 1.1%
33,519	Regional Management Corp	1,712,151
	Diversified Telecommunication Services – 0.7%
12,613	Bandwidth Inc, Class A, (2)	1,075,637
	Electrical Equipment – 1.3%
13,624	Regal Rexnord Corp	2,075,344
	Electronic Equipment, Instruments & Components – 2.1%
18,688	Advanced Energy Industries Inc	1,715,932
123,571	TTM Technologies Inc, (2)	1,636,080
	Total Electronic Equipment, Instruments & Components	3,352,012
	Equity Real Estate Investment Trust – 5.4%
106,692	Brandywine Realty Trust	1,413,669
9,754	EastGroup Properties Inc	1,929,146
61,444	Industrial Logistics Properties Trust	1,725,962
47,031	STAG Industrial Inc	2,047,259
131,664	Summit Hotel Properties Inc, (2)	1,316,640
	Total Equity Real Estate Investment Trust	8,432,676
	Gas Utilities – 1.2%
28,980	Spire Inc	1,818,785
	Health Care Equipment & Supplies – 6.3%
25,689	AtriCure Inc, (2)	1,928,216
24,449	Axonics Inc, (2)	1,793,334
30,418	BioLife Solutions Inc, (2)	1,616,717
18,950	Establishment Labs Holdings Inc, (2)	1,545,183
30,696	Tactile Systems Technology Inc, (2)	1,058,705
14,497	Tandem Diabetes Care Inc, (2)	1,976,376
	Total Health Care Equipment & Supplies	9,918,531
	Health Care Providers & Services – 6.9%
33,363	Acadia Healthcare Co Inc, (2)	2,068,506
14,025	AMN Healthcare Services Inc, (2)	1,384,268

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
27,201	HealthEquity Inc, (2)	$1,800,162
62,983	Option Care Health Inc, (2)	1,721,325
49,505	Select Medical Holdings Corp	1,644,556
30,974	Tenet Healthcare Corp, (2)	2,219,597
	Total Health Care Providers & Services	10,838,414
	Health Care Technology – 1.4%
4,535	Consensus Cloud Solutions Inc, (2)	287,202
10,469	Omnicell Inc, (2)	1,865,052
	Total Health Care Technology	2,152,254
	Hotels, Restaurants & Leisure – 4.2%
73,490	Everi Holdings Inc, (2)	1,763,760
97,776	Noodles & Co, (2)	1,187,978
15,822	Papa John's International Inc	1,963,194
18,886	Texas Roadhouse Inc	1,677,266
	Total Hotels, Restaurants & Leisure	6,592,198
	Household Durables – 2.1%
18,275	Meritage Homes Corp, (2)	1,986,675
66,774	Traeger Inc, (2)	1,261,361
	Total Household Durables	3,248,036
	Interactive Media & Services – 1.0%
75,334	Eventbrite Inc, Class A, (2)	1,524,760
	IT Services – 1.8%
23,327	BigCommerce Holdings Inc, (2)	1,077,941
113,854	Verra Mobility Corp, (2)	1,694,147
	Total IT Services	2,772,088
	Machinery – 4.8%
37,955	Altra Industrial Motion Corp	1,979,353
16,499	ESCO Technologies Inc	1,395,156
54,638	Shyft Group Inc	2,251,632
33,404	SPX Corp, (2)	1,940,438
	Total Machinery	7,566,579
	Media – 1.0%
57,033	Magnite Inc, (2)	1,541,602
	Metals & Mining – 0.7%
22,646	Alcoa Corp	1,040,584
	Mortgage Real Estate Investment Trust – 0.8%
106,671	Ladder Capital Corp	1,280,052

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Multi-Utilities – 1.2%
29,336	Black Hills Corp	$ 1,947,324
	Oil, Gas & Consumable Fuels – 4.8%
48,746	Civitas Resources Inc	2,736,601
86,315	Northern Oil and Gas Inc	1,999,055
53,025	PDC Energy Inc	2,773,738
	Total Oil, Gas & Consumable Fuels	7,509,394
	Personal Products – 1.3%
60,923	elf Beauty Inc, (2)	1,968,422
	Pharmaceuticals – 0.8%
22,604	Pacira BioSciences Inc, (2)	1,181,737
	Professional Services – 2.2%
13,197	ASGN Inc, (2)	1,579,153
17,936	ICF International Inc	1,802,389
	Total Professional Services	3,381,542
	Road & Rail – 2.2%
11,125	Saia Inc, (2)	3,478,120
	Semiconductors & Semiconductor Equipment – 4.4%
31,858	Lattice Semiconductor Corp, (2)	2,212,219
32,057	MACOM Technology Solutions Holdings Inc, (2)	2,238,220
13,331	Silicon Laboratories Inc, (2)	2,516,360
	Total Semiconductors & Semiconductor Equipment	6,966,799
	Software – 7.1%
11,472	Asana Inc, Class A, (2)	1,557,898
27,570	CommVault Systems Inc, (2)	1,695,555
10,505	CyberArk Software Ltd, (2)	1,892,055
27,565	LivePerson Inc, (2)	1,419,873
23,611	Tenable Holdings Inc, (2)	1,257,286
13,526	Workiva Inc, (2)	2,022,813
10,484	Ziff Davis Inc, (2)	1,344,783
	Total Software	11,190,263
	Specialty Retail – 0.9%
46,612	Urban Outfitters Inc, (2)	1,488,321
	Textiles, Apparel & Luxury Goods – 2.3%
24,238	Kontoor Brands Inc	1,284,614
51,666	Steven Madden Ltd	2,330,137
	Total Textiles, Apparel & Luxury Goods	3,614,751
	Trading Companies & Distributors – 2.9%
24,294	Applied Industrial Technologies Inc	2,368,179

Shares	Description (1)	Value
	Trading Companies & Distributors (continued)
39,670	Beacon Roofing Supply Inc, (2)	$ 2,097,353
	Total Trading Companies & Distributors	4,465,532
	Total Long-Term Investments (cost $121,490,332)	156,901,224

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.6%
	REPURCHASE AGREEMENTS – 0.6%
$ 935	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/29/21, repurchase price $934,790, collateralized $837,100 U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/31, value $953,551	0.000%	11/01/21	$ 934,790
	Total Short-Term Investments (cost $934,790)			934,790
	Total Investments (cost $122,425,122) – 100.8%			157,836,014
	Other Assets Less Liabilities – (0.8)%			(1,229,800)
	Net Assets – 100%			$ 156,606,214
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 98.9%
	Aerospace & Defense – 0.5%
111,761	Parsons Corp, (2)	$ 3,871,401
	Air Freight & Logistics – 1.4%
396,550	Air Transport Services Group Inc, (2)	9,870,130
	Auto Components – 1.3%
420,849	Dana Inc	9,338,639
	Automobiles – 1.2%
84,719	Thor Industries Inc	8,637,949
	Banks – 15.5%
194,663	Ameris Bancorp	10,198,394
234,888	Banner Corp	13,567,131
250,718	Cathay General Bancorp	10,577,792
331,102	ConnectOne Bancorp Inc	11,168,070
258,309	First Interstate BancSystem Inc	10,737,905
219,414	Heartland Financial USA Inc	10,997,030
675,709	Investors Bancorp Inc	10,338,348
114,387	Pinnacle Financial Partners Inc	11,046,353
167,480	Preferred Bank	11,484,104
129,242	Wintrust Financial Corp	11,437,917
	Total Banks	111,553,044
	Biotechnology – 1.8%
41,773	United Therapeutics Corp, (2)	7,968,618
313,100	Vanda Pharmaceuticals Inc, (2)	5,360,272
	Total Biotechnology	13,328,890
	Building Products – 2.9%
84,879	Gibraltar Industries Inc, (2)	5,530,715
258,865	Quanex Building Products Corp	5,363,683
415,012	Resideo Technologies Inc, (2)	10,234,196
	Total Building Products	21,128,594
	Capital Markets – 2.5%
37,411	Evercore Inc	5,680,486
75,489	Piper Sandler Cos	12,432,284
	Total Capital Markets	18,112,770

Shares	Description (1)	Value
	Chemicals – 3.6%
143,593	Cabot Corp	$7,660,686
132,890	Minerals Technologies Inc	9,427,217
380,909	Tronox Holdings PLC	8,882,798
	Total Chemicals	25,970,701
	Commercial Services & Supplies – 4.0%
264,242	Deluxe Corp	9,425,512
177,874	Herman Miller Inc	6,922,856
379,395	SP Plus Corp, (2)	12,235,489
	Total Commercial Services & Supplies	28,583,857
	Communications Equipment – 0.8%
159,438	Radware Ltd, (2)	5,648,888
	Construction & Engineering – 1.1%
66,716	EMCOR Group Inc	8,105,327
	Construction Materials – 1.5%
313,796	Summit Materials Inc, Class A, (2)	11,186,827
	Consumer Finance – 1.7%
93,426	OneMain Holdings Inc	4,933,827
180,239	PROG Holdings Inc	7,290,668
	Total Consumer Finance	12,224,495
	Electric Utilities – 1.2%
143,239	Otter Tail Corp	8,882,250
	Electrical Equipment – 1.0%
208,048	nVent Electric PLC	7,375,302
	Electronic Equipment, Instruments & Components – 2.2%
249,868	Avnet Inc	9,522,469
472,058	TTM Technologies Inc, (2)	6,250,048
	Total Electronic Equipment, Instruments & Components	15,772,517
	Equity Real Estate Investment Trust – 9.1%
546,343	Brandywine Realty Trust	7,239,045
61,317	Centerspace	6,207,733
670,946	Global Medical REIT Inc	11,124,285
859,683	Lexington Realty Trust	12,525,581
403,418	Retail Opportunity Investments Corp	7,168,738
547,327	RLJ Lodging Trust	7,892,455
186,863	STAG Industrial Inc	8,134,146
501,685	Summit Hotel Properties Inc, (2)	5,016,850
	Total Equity Real Estate Investment Trust	65,308,833

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Food Products – 1.4%
534,731	Hostess Brands Inc, (2)	$ 10,111,763
	Gas Utilities – 2.1%
75,305	ONE Gas Inc	5,068,026
156,835	Spire Inc	9,842,965
	Total Gas Utilities	14,910,991
	Health Care Equipment & Supplies – 1.8%
352,942	Natus Medical Inc, (2)	8,841,197
74,838	NuVasive Inc, (2)	3,993,356
	Total Health Care Equipment & Supplies	12,834,553
	Health Care Providers & Services – 2.6%
74,630	AMN Healthcare Services Inc, (2)	7,365,981
405,586	Option Care Health Inc, (2)	11,084,665
	Total Health Care Providers & Services	18,450,646
	Health Care Technology – 0.1%
16,699	Consensus Cloud Solutions Inc, (2)	1,057,548
	Hotels, Restaurants & Leisure – 2.9%
104,355	Dine Brands Global Inc, (2)	8,819,041
49,603	Marriott Vacations Worldwide Corp	7,798,584
105,417	Six Flags Entertainment Corp, (2)	4,335,801
	Total Hotels, Restaurants & Leisure	20,953,426
	Household Durables – 2.0%
240,367	La-Z-Boy Inc	7,989,799
109,894	M/I Homes Inc, (2)	6,292,531
	Total Household Durables	14,282,330
	Household Products – 1.2%
92,547	Spectrum Brands Holdings Inc	8,676,281
	Insurance – 3.2%
248,596	American Equity Investment Life Holding Co	7,922,754
131,542	Argo Group International Holdings Ltd	7,247,964
237,605	James River Group Holdings Ltd	7,591,480
	Total Insurance	22,762,198
	Leisure Products – 0.6%
50,088	Brunswick Corp	4,662,692
	Machinery – 1.5%
265,876	Kennametal Inc	10,568,571
	Media – 0.8%
288,130	TEGNA Inc	5,664,636

Shares	Description (1)	Value
	Metals & Mining – 1.9%
117,251	Alcoa Corp	$5,387,683
258,932	Commercial Metals Co	8,332,432
	Total Metals & Mining	13,720,115
	Mortgage Real Estate Investment Trust – 1.3%
807,107	Ladder Capital Corp	9,685,284
	Multi-Utilities – 1.2%
129,849	Black Hills Corp	8,619,377
	Oil, Gas & Consumable Fuels – 6.6%
394,419	Brigham Minerals Inc	9,142,632
799,852	CNX Resources Corp, (2)	11,685,838
663,187	Magnolia Oil & Gas Corp	13,847,344
309,229	Matador Resources Co	12,941,234
	Total Oil, Gas & Consumable Fuels	47,617,048
	Professional Services – 1.8%
166,090	Korn Ferry	12,823,809
	Road & Rail – 1.0%
146,177	Schneider National Inc, Class B	3,645,654
34,185	TFI International Inc	3,788,724
	Total Road & Rail	7,434,378
	Semiconductors & Semiconductor Equipment – 2.7%
66,412	Diodes Inc, (2)	6,381,529
141,662	Ultra Clean Holdings Inc, (2)	7,022,185
245,569	Veeco Instruments Inc, (2)	5,964,871
	Total Semiconductors & Semiconductor Equipment	19,368,585
	Software – 1.2%
201,803	Avaya Holdings Corp, (2)	3,757,572
39,163	Ziff Davis Inc, (2)	5,023,438
	Total Software	8,781,010
	Specialty Retail – 1.7%
115,578	Genesco Inc, (2)	7,002,871
28,710	Group 1 Automotive Inc	5,162,058
	Total Specialty Retail	12,164,929
	Technology Hardware, Storage & Peripherals – 0.8%
175,207	Stratasys Ltd, (2)	5,526,029
	Textiles, Apparel & Luxury Goods – 0.7%
152,915	Wolverine World Wide Inc	5,072,191

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2021
Shares	Description (1)	Value
	Thrifts & Mortgage Finance – 2.7%
84,979	Flagstar Bancorp Inc	$4,010,159
424,930	Radian Group Inc	10,143,079
99,866	WSFS Financial Corp	5,174,058
	Total Thrifts & Mortgage Finance	19,327,296
	Trading Companies & Distributors – 1.8%
98,372	WESCO International Inc, (2)	12,745,076
	Total Long-Term Investments (cost $520,841,472)	712,721,176

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.4%
	REPURCHASE AGREEMENTS – 1.4%
$ 10,187	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/29/21, repurchase price $10,186,502, collateralized $9,121,400 U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/31, value $10,390,296	0.000%	11/01/21	$ 10,186,502
	Total Short-Term Investments (cost $10,186,502)			10,186,502
	Total Investments (cost $531,027,974) – 100.3%			722,907,678
	Other Assets Less Liabilities – (0.3)%			(1,808,927)
	Net Assets – 100%			$ 721,098,751
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2021
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Assets
Long-term investments, at value (cost $3,273,000,532, $38,889,027, $329,711,753, $270,426,818, $283,719,808, $121,490,332 and $520,841,472, respectively)(1)	$3,998,884,054	$51,881,316	$453,100,538	$402,478,978	$364,866,950	$156,901,224	$712,721,176
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	2,989,014	—	—	—	—
Short-term investments, at value (cost approximates value)	3,586,563	293,243	1,844,428	2,008,393	8,502,842	934,790	10,186,502
Cash	1,107	—	—	—	—	—	—
Receivable for:
Dividends	3,328,963	25,769	97,388	145,292	3,264	28,228	159,091
Due from affiliate	84,885	866	11,454	5,562	10,488	6,688	36,056
Investments sold	110,674,821	483,506	—	—	657,490	—	2,869,551
Reclaims	39,200	—	—	—	—	—	2,744
Shares sold	311,561	11,000	164,552	296,770	125,730	314,610	617,259
Other assets	343,322	22,056	119,655	50,021	41,007	55,781	104,786
Total assets	4,117,254,476	52,717,756	458,327,029	404,985,016	374,207,771	158,241,321	726,697,165
Liabilities
Payable for:
Collateral from securities lending program	—	—	2,989,014	—	—	—	—
Investments purchased - regular settlement	52,916,353	517,496	—	—	5,318,049	542,445	2,568,123
Shares redeemed	41,616,531	2,000	782,620	315,912	126,538	837,697	2,130,570
Accrued expenses:
Custodian fees	329,183	21,889	58,736	51,560	45,206	34,442	95,688
Directors fees	333,411	422	88,776	19,598	3,666	25,323	69,683
Management fees	1,997,810	21,150	276,922	231,357	215,337	94,523	551,552
Shareholder servicing agent fees	347,039	7,210	116,804	152,869	121,959	48,857	—
12b-1 distribution and service fees	104,785	8,054	55,585	20,317	14,034	17,449	53,921
Other	173,795	21,100	45,104	56,178	79,691	34,371	128,877
Total liabilities	97,818,907	599,321	4,413,561	847,791	5,924,480	1,635,107	5,598,414
Net assets	$4,019,435,569	$52,118,435	$453,913,468	$404,137,225	$368,283,291	$156,606,214	$721,098,751

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Class A Shares
Net assets	$ 434,105,130	$31,724,359	$252,551,528	$ 73,570,902	$ 59,901,207	$ 78,047,424	$138,584,624
Shares outstanding	27,189,176	702,056	6,055,272	1,304,798	1,724,413	6,565,273	4,886,817
Net asset value ("NAV") per share	$ 15.97	$ 45.19	$ 41.71	$ 56.38	$ 34.74	$ 11.89	$ 28.36
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 16.94	$ 47.95	$ 44.25	$ 59.82	$ 36.86	$ 12.62	$ 30.09
Class C Shares
Net assets	$ 16,355,661	$ 1,789,512	$ 4,604,473	$ 6,026,397	$ 2,247,692	$ 1,288,817	$ 28,500,275
Shares outstanding	1,046,533	43,170	219,813	114,262	96,744	204,680	1,203,498
NAV and offering price per share	$ 15.63	$ 41.45	$ 20.95	$ 52.74	$ 23.23	$ 6.30	$ 23.68
Class R6 Shares
Net assets	$3,102,034,525	$ —	$ 31,944,549	$ 26,190,357	$ 590,267	$ 2,791,406	$182,835,312
Shares outstanding	189,870,716	—	542,362	461,023	13,463	171,678	6,186,420
NAV and offering price per share	$ 16.34	$ —	$ 58.90	$ 56.81	$ 43.84	$ 16.26	$ 29.55
Class I Shares
Net assets	$ 466,940,253	$18,604,564	$164,812,918	$298,349,569	$305,544,125	$ 74,478,567	$371,178,540
Shares outstanding	28,831,621	407,872	2,854,319	5,267,628	7,041,111	4,593,810	12,622,547
NAV and offering price per share	$ 16.20	$ 45.61	$ 57.74	$ 56.64	$ 43.39	$ 16.21	$ 29.41
Fund level net assets consist of:
Capital paid-in	$3,042,656,951	$29,524,386	$233,967,471	$252,519,264	$231,282,252	$ 99,382,809	$810,996,445
Total distributable earnings	976,778,618	22,594,049	219,945,997	151,617,961	137,001,039	57,223,405	(89,897,694)
Fund level net assets	$4,019,435,569	$52,118,435	$453,913,468	$404,137,225	$368,283,291	$156,606,214	$721,098,751
Authorized shares - per class	2 billion	2 billion	2 billion	2 billion	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001

(1)	Includes securities loaned of $3,051,329 for Mid Cap Growth Opportunities.
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2021
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Investment Income
Dividends	$ 94,195,823	$ 602,765	$ 1,414,279	$ 6,433,493	$ 932,967	$ 1,166,649	$ 10,450,388
Securities lending income, net	63,158	701	6,482	—	13,336	5,363	36
Payment from affiliate	923,116	7,858	85,130	56,381	83,276	54,884	290,376
Foreign tax withheld on dividend income	(422,022)	(4,126)	(3,245)	(4,155)	—	—	(20,587)
Total investment income	94,760,075	607,198	1,502,646	6,485,719	1,029,579	1,226,896	10,720,213
Expenses
Management fees	24,842,627	345,171	3,524,676	2,904,687	2,486,359	1,109,555	6,309,947
12b-1 service fees - Class A Shares	962,071	73,328	570,902	150,555	139,149	175,754	337,508
12b-1 distribution and service fees - Class C Shares	175,407	19,337	50,931	56,827	23,089	11,394	282,781
12b-1 distribution and service fees - Class R3 Shares(1)	59,448	—	57,385	28,821	6,324	18,129	58,738
Shareholder servicing agent fees	1,193,338	29,532	451,166	575,454	501,323	180,835	964,720
Interest expense	9,047	—	1,711	1,016	—	349	3,784
Custodian fees	269,726	17,873	48,742	41,677	37,111	28,115	76,929
Professional fees	230,600	39,882	42,734	54,155	35,023	28,937	68,332
Directors fees	115,175	1,418	12,532	10,704	8,676	3,706	24,758
Shareholder reporting expenses	193,729	18,943	61,014	101,985	143,626	45,856	140,797
Federal and state registration fees	98,600	53,575	82,709	82,540	80,055	78,622	91,683
Reorganization expense	17,610	—	—	—	—	—	—
Other	100,025	5,524	27,078	24,645	17,897	12,827	76,996
Total expenses before fee waiver/expense reimbursement	28,267,403	604,583	4,931,580	4,033,066	3,478,632	1,694,079	8,436,973
Fee waiver/expense reimbursement	(1,708,549)	(118,331)	(155,664)	(434,984)	(368,586)	(198,796)	(382,828)
Net expenses	26,558,854	486,252	4,775,916	3,598,082	3,110,046	1,495,283	8,054,145
Net investment income (loss)	68,201,221	120,946	(3,273,270)	2,887,637	(2,080,467)	(268,387)	2,666,068
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	545,433,953	10,468,701	112,141,801	39,708,016	65,129,193	24,819,418	166,768,490
Change in net unrealized appreciation (depreciation) of investments and foreign currency	667,492,430	6,031,187	34,245,827	112,634,699	37,031,442	24,460,005	228,908,635
Net realized and unrealized gain (loss)	1,212,926,383	16,499,888	146,387,628	152,342,715	102,160,635	49,279,423	395,677,125
Net increase (decrease) in net assets from operations	$1,281,127,604	$16,620,834	$143,114,358	$155,230,352	$100,080,168	$49,011,036	$398,343,193

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Dividend Value		Large Cap Select		Mid Cap Growth Opportunities
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 68,201,221	$ 46,075,544	$ 120,946	$ 263,136	$ (3,273,270)	$ (690,632)
Net realized gain (loss) from investments and foreign currency	545,433,953	(257,589,583)	10,468,701	1,173,674	112,141,801	57,097,989
Change in net unrealized appreciation (depreciation) of investments and foreign currency	667,492,430	(118,207,869)	6,031,187	908,025	34,245,827	34,975,007
Net increase (decrease) in net assets from operations	1,281,127,604	(329,721,908)	16,620,834	2,344,835	143,114,358	91,382,364
Distributions to Shareholders
Dividends:
Class A Shares	(4,571,543)	(15,472,136)	(211,310)	(288,657)	(27,006,259)	(36,832,892)
Class C Shares	(81,540)	(1,489,974)	(6,336)	(9,872)	(1,313,163)	(1,779,313)
Class R3 Shares(1)	(94,855)	(1,576,425)	—	—	(2,853,671)	(5,055,764)
Class R6 Shares	(51,756,049)	(97,882,498)	—	—	(3,099,614)	(4,121,288)
Class I Shares	(7,049,788)	(47,380,587)	(163,741)	(256,895)	(16,584,219)	(25,757,305)
Decrease in net assets from distributions to shareholders	(63,553,775)	(163,801,620)	(381,387)	(555,424)	(50,856,926)	(73,546,562)
Fund Share Transactions
Fund reorganization(2)	238,529,483	—	—	—	—	—
Proceeds from sale of shares	906,173,773	2,464,946,196	5,967,263	5,878,456	64,574,360	43,267,276
Proceeds from shares issued to shareholders due to reinvestment of distributions	62,462,449	157,517,457	295,603	417,962	48,204,913	68,352,666
	1,207,165,705	2,622,463,653	6,262,866	6,296,418	112,779,273	111,619,942
Cost of shares redeemed	(1,027,091,254)	(483,251,000)	(12,291,687)	(11,065,090)	(138,132,870)	(135,150,062)
Net increase (decrease) in net assets from Fund share transactions	180,074,451	2,139,212,653	(6,028,821)	(4,768,672)	(25,353,597)	(23,530,120)
Net increase (decrease) in net assets	1,397,648,280	1,645,689,125	10,210,626	(2,979,261)	66,903,835	(5,694,318)
Net assets at the beginning of period	2,621,787,289	976,098,164	41,907,809	44,887,070	387,009,633	392,703,951
Net assets at the end of period	$ 4,019,435,569	$2,621,787,289	$ 52,118,435	$ 41,907,809	$ 453,913,468	$ 387,009,633

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
(2)	Refer to Note 9 - Fund Reorganization for further details.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Mid Cap Value		Small Cap Growth Opportunities
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 2,887,637	$ 4,076,016	$ (2,080,467)	$ (1,190,179)
Net realized gain (loss) from investments and foreign currency	39,708,016	(16,735,376)	65,129,193	26,616,300
Change in net unrealized appreciation (depreciation) of investments and foreign currency	112,634,699	(17,332,927)	37,031,442	25,815,014
Net increase (decrease) in net assets from operations	155,230,352	(29,992,287)	100,080,168	51,241,135
Distributions to Shareholders
Dividends:
Class A Shares	(501,238)	(508,084)	(5,791,593)	—
Class C Shares	(22,059)	(15,371)	(413,003)	—
Class R3 Shares(1)	(116,499)	(67,895)	(241,104)	—
Class R6 Shares	(261,456)	(243,451)	(91,484)	—
Class I Shares	(3,173,542)	(2,966,388)	(19,572,399)	—
Decrease in net assets from distributions to shareholders	(4,074,794)	(3,801,189)	(26,109,583)	—
Fund Share Transactions
Proceeds from sale of shares	86,613,025	85,442,584	109,164,403	38,637,603
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,772,523	3,481,369	24,413,746	—
	90,385,548	88,923,953	133,578,149	38,637,603
Cost of shares redeemed	(122,343,700)	(113,716,945)	(54,556,389)	(84,106,692)
Net increase (decrease) in net assets from Fund share transactions	(31,958,152)	(24,792,992)	79,021,760	(45,469,089)
Net increase (decrease) in net assets	119,197,406	(58,586,468)	152,992,345	5,772,046
Net assets at the beginning of period	284,939,819	343,526,287	215,290,946	209,518,900
Net assets at the end of period	$ 404,137,225	$ 284,939,819	$368,283,291	$215,290,946

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Small Cap Select		Small Cap Value
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ (268,387)	$ 14,037	$ 2,666,068	$ 7,664,603
Net realized gain (loss) from investments and foreign currency	24,819,418	2,286,463	166,768,490	(249,629,635)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	24,460,005	(762,160)	228,908,635	(90,841,610)
Net increase (decrease) in net assets from operations	49,011,036	1,538,340	398,343,193	(332,806,642)
Distributions to Shareholders
Dividends:
Class A Shares	(852,635)	(81,269)	(414,977)	(1,836,890)
Class C Shares	(25,593)	—	—	(81,329)
Class R3 Shares(1)	(103,624)	—	(24,047)	(244,673)
Class R6 Shares	(33,157)	(11,344)	(1,219,971)	(1,601,689)
Class I Shares	(480,425)	(116,045)	(2,536,323)	(13,780,598)
Decrease in net assets from distributions to shareholders	(1,495,434)	(208,658)	(4,195,318)	(17,545,179)
Fund Share Transactions
Proceeds from sale of shares	55,066,140	15,280,667	326,906,007	361,329,925
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,460,994	197,954	3,362,724	14,169,324
	56,527,134	15,478,621	330,268,731	375,499,249
Cost of shares redeemed	(35,694,040)	(22,801,671)	(690,565,501)	(996,917,643)
Net increase (decrease) in net assets from Fund share transactions	20,833,094	(7,323,050)	(360,296,770)	(621,418,394)
Net increase (decrease) in net assets	68,348,696	(5,993,368)	33,851,105	(971,770,215)
Net assets at the beginning of period	88,257,518	94,250,886	687,247,646	1,659,017,861
Net assets at the end of period	$156,606,214	$ 88,257,518	$ 721,098,751	$ 687,247,646

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2021	$11.44	$0.20	$ 4.50	$ 4.70	$(0.17)	$ —	$(0.17)	$15.97
2020	14.21	0.25	(1.98)	(1.73)	(0.23)	(0.81)	(1.04)	11.44
2019	14.32	0.26	0.96	1.22	(0.28)	(1.05)	(1.33)	14.21
2018	15.67	0.25	0.35	0.60	(0.24)	(1.71)	(1.95)	14.32
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
Class C (02/99)
2021	11.21	0.09	4.40	4.49	(0.07)	—	(0.07)	15.63
2020	13.93	0.15	(1.92)	(1.77)	(0.14)	(0.81)	(0.95)	11.21
2019	14.06	0.16	0.93	1.09	(0.17)	(1.05)	(1.22)	13.93
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
Class R6 (02/13)
2021	11.72	0.26	4.60	4.86	(0.24)	—	(0.24)	16.34
2020	14.54	0.30	(2.02)	(1.72)	(0.29)	(0.81)	(1.10)	11.72
2019	14.61	0.32	0.99	1.31	(0.33)	(1.05)	(1.38)	14.54
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
Class I (08/94)
2021	11.61	0.24	4.57	4.81	(0.22)	—	(0.22)	16.20
2020	14.42	0.28	(2.01)	(1.73)	(0.27)	(0.81)	(1.08)	11.61
2019	14.51	0.30	0.98	1.28	(0.32)	(1.05)	(1.37)	14.42
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

41.25%	$ 434,105	1.00%	1.28%	1.26%	0.96%	1.32%	1.30%	97%
(13.12)	158,645	1.09	2.00	2.00	1.09	2.00	2.00	117
9.81	215,710	1.11	1.94	N/A	1.11	1.94	N/A	93
3.72	264,271	1.08	1.68	N/A	1.08	1.68	N/A	68
20.95	269,063	1.08	1.46	N/A	1.08	1.46	N/A	56

40.10	16,356	1.75	0.56	0.54	1.71	0.60	0.58	97
(13.75)	11,881	1.84	1.24	1.24	1.84	1.24	1.24	117
8.98	23,083	1.86	1.19	N/A	1.86	1.19	N/A	93
2.98	31,111	1.83	0.95	N/A	1.83	0.95	N/A	68
20.09	39,825	1.83	0.72	N/A	1.83	0.72	N/A	56

41.71	3,102,035	0.64	1.69	1.67	0.60	1.73	1.71	97
(12.80)	2,025,717	0.70	2.41	2.40	0.70	2.41	2.40	117
10.29	52,824	0.72	2.30	N/A	0.72	2.30	N/A	93
4.15	172,215	0.72	2.05	N/A	0.72	2.05	N/A	68
21.40	188,356	0.73	1.63	N/A	0.73	1.63	N/A	56

41.59	466,940	0.75	1.57	1.55	0.71	1.61	1.59	97
(12.96)	408,828	0.84	2.25	2.24	0.84	2.25	2.24	117
10.14	661,390	0.86	2.18	N/A	0.86	2.18	N/A	93
4.02	617,086	0.83	1.94	N/A	0.83	1.94	N/A	68
21.25	561,047	0.83	1.73	N/A	0.83	1.73	N/A	56
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling 0.03% and less than 0.01% if such voluntary compensation were excluded for the fiscal years ended 2021 and 2020, respectively. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2021	$32.12	$ 0.07	$13.28	$13.35	$(0.17)	$(0.11)	$(0.28)	$45.19
2020	30.71	0.17	1.61	1.78	(0.37)	—	(0.37)	32.12
2019	28.87	0.21	2.72	2.93	(0.10)	(0.99)	(1.09)	30.71
2018	27.50	0.12	1.38	1.50	(0.13)	—	(0.13)	28.87
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
Class C (01/03)
2021	29.56	(0.21)	12.21	12.00	—	(0.11)	(0.11)	41.45
2020	28.28	(0.06)	1.47	1.41	(0.13)	—	(0.13)	29.56
2019	26.77	( —)*	2.50	2.50	—	(0.99)	(0.99)	28.28
2018	25.57	(0.10)	1.30	1.20	—	—	—	26.77
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
Class I (01/03)
2021	32.41	0.18	13.38	13.56	(0.25)	(0.11)	(0.36)	45.61
2020	30.98	0.25	1.62	1.87	(0.44)	—	(0.44)	32.41
2019	29.13	0.28	2.73	3.01	(0.17)	(0.99)	(1.16)	30.98
2018	27.74	0.19	1.40	1.59	(0.20)	—	(0.20)	29.13
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

41.77%	$31,724	1.29%	(0.06) %	(0.08) %	1.05%	0.18%	0.16%	83%
5.76	24,135	1.30	0.34	0.34	1.11	0.54	0.54	101
10.86	24,224	1.20	0.68	N/A	1.15	0.73	N/A	108
5.47	23,030	1.16	0.37	N/A	1.14	0.39	N/A	101
29.99	14,778	1.19	0.36	N/A	1.14	0.40	N/A	276

40.68	1,790	2.04	(0.80)	(0.82)	1.80	(0.56)	(0.58)	83
4.99	1,743	2.05	(0.40)	(0.40)	1.86	(0.21)	(0.21)	101
10.02	2,097	1.95	(0.07)	N/A	1.90	(0.02)	N/A	108
4.65	2,145	1.91	(0.39)	N/A	1.89	(0.37)	N/A	101
29.06	1,389	1.94	(0.39)	N/A	1.89	(0.34)	N/A	276

42.11	18,605	1.04	0.19	0.17	0.80	0.43	0.41	83
6.02	16,030	1.05	0.60	0.60	0.86	0.79	0.79	101
11.13	18,567	0.95	0.93	N/A	0.90	0.98	N/A	108
5.74	48,569	0.91	0.63	N/A	0.89	0.65	N/A	101
30.31	45,599	0.94	0.61	N/A	0.89	0.66	N/A	276

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling 0.02% and less than 0.01% if such voluntary compensation were excluded for the fiscal years ended 2021 and 2020, respectively. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to more than $(0.01) per share
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2021	$34.24	$(0.32)	$12.82	$12.50	$ —	$(5.03)	$(5.03)	$41.71
2020	33.66	(0.09)	8.01	7.92	—	(7.34)	(7.34)	34.24
2019	36.79	(0.12)	3.48	3.36	—	(6.49)	(6.49)	33.66
2018	43.45	(0.20)	1.16	0.96	—	(7.62)	(7.62)	36.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
Class C (09/01)
2021	19.42	(0.31)	6.87	6.56	—	(5.03)	(5.03)	20.95
2020	22.20	(0.18)	4.74	4.56	—	(7.34)	(7.34)	19.42
2019	26.85	(0.24)	2.08	1.84	—	(6.49)	(6.49)	22.20
2018	33.94	(0.36)	0.89	0.53	—	(7.62)	(7.62)	26.85
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
Class R6 (02/13)
2021	46.46	(0.27)	17.74	17.47	—	(5.03)	(5.03)	58.90
2020	43.07	0.03	10.70	10.73	—	(7.34)	(7.34)	46.46
2019	44.94	0.01	4.61	4.62	—	(6.49)	(6.49)	43.07
2018	51.24	(0.05)	1.37	1.32	—	(7.62)	(7.62)	44.94
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
Class I (12/89)
2021	45.67	(0.31)	17.41	17.10	—	(5.03)	(5.03)	57.74
2020	42.49	(0.01)	10.53	10.52	—	(7.34)	(7.34)	45.67
2019	44.49	(0.05)	4.54	4.49	—	(6.49)	(6.49)	42.49
2018	50.85	(0.12)	1.38	1.26	—	(7.62)	(7.62)	44.49
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

38.97%	$252,552	1.20%	(0.87) %	(0.89) %	1.17%	(0.84) %	(0.86) %	89%
28.09	185,219	1.24	(0.36)	(0.37)	1.17	(0.29)	(0.30)	89
13.43	172,912	1.24	(0.42)	N/A	1.17	(0.35)	N/A	90
2.35	196,212	1.23	(0.56)	N/A	1.17	(0.51)	N/A	106
25.89	250,908	1.23	(0.48)	N/A	1.17	(0.43)	N/A	136

38.00	4,604	1.96	(1.60)	(1.62)	1.92	(1.57)	(1.59)	89
27.07	5,208	1.99	(1.11)	(1.12)	1.92	(1.04)	(1.05)	89
12.58	5,664	2.00	(1.18)	N/A	1.92	(1.11)	N/A	90
1.60	7,936	1.98	(1.30)	N/A	1.92	(1.25)	N/A	106
24.95	16,278	1.98	(1.23)	N/A	1.92	(1.18)	N/A	136

39.45	31,945	0.86	(0.53)	(0.55)	0.83	(0.50)	(0.52)	89
28.54	28,966	0.88	(0.01)	(0.02)	0.81	0.06	0.05	89
13.85	26,329	0.86	(0.05)	N/A	0.79	0.02	N/A	90
2.75	56,250	0.84	(0.17)	N/A	0.78	(0.11)	N/A	106
26.41	72,703	0.84	(0.09)	N/A	0.78	(0.03)	N/A	136

39.31	164,813	0.95	(0.62)	(0.64)	0.92	(0.58)	(0.60)	89
28.38	150,875	0.99	(0.10)	(0.11)	0.92	(0.03)	(0.04)	89
13.73	165,663	1.00	(0.19)	N/A	0.92	(0.12)	N/A	90
2.61	331,728	0.98	(0.31)	N/A	0.92	(0.26)	N/A	106
26.20	425,158	0.98	(0.23)	N/A	0.92	(0.18)	N/A	136

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling 0.02% and less than 0.01% if such voluntary compensation were excluded for the fiscal years ended 2021 and 2020, respectively. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2021	$36.53	$ 0.29	$20.01	$20.30	$(0.45)	$ —	$(0.45)	$56.38
2020	41.07	0.43	(4.59)	(4.16)	(0.38)	—	(0.38)	36.53
2019	38.91	0.40	3.29	3.69	(0.09)	(1.44)	(1.53)	41.07
2018	42.32	0.29	(0.46)	(0.17)	(0.26)	(2.98)	(3.24)	38.91
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
Class C (02/99)
2021	34.21	(0.09)	18.79	18.70	(0.17)	—	(0.17)	52.74
2020	38.49	0.14	(4.34)	(4.20)	(0.08)	—	(0.08)	34.21
2019	36.73	0.11	3.09	3.20	—	(1.44)	(1.44)	38.49
2018	40.17	( —)*	(0.46)	(0.46)	—	(2.98)	(2.98)	36.73
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
Class R6 (06/18)
2021	36.78	0.49	20.13	20.62	(0.59)	—	(0.59)	56.81
2020	41.32	0.57	(4.59)	(4.02)	(0.52)	—	(0.52)	36.78
2019	39.10	0.55	3.30	3.85	(0.19)	(1.44)	(1.63)	41.32
2018(f)	42.86	0.11	(3.87)	(3.76)	—	—	—	39.10
Class I (02/94)
2021	36.69	0.41	20.09	20.50	(0.55)	—	(0.55)	56.64
2020	41.24	0.52	(4.59)	(4.07)	(0.48)	—	(0.48)	36.69
2019	39.08	0.51	3.28	3.79	(0.19)	(1.44)	(1.63)	41.24
2018	42.49	0.40	(0.47)	(0.07)	(0.36)	(2.98)	(3.34)	39.08
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

55.98%	$ 73,571	1.28%	0.47%	0.46%	1.16%	0.59%	0.58%	31%
(10.26)	41,258	1.27	1.06	1.05	1.17	1.16	1.15	56
10.19	55,467	1.27	0.94	N/A	1.17	1.04	N/A	46
(0.65)	51,202	1.31	0.55	N/A	1.17	0.69	N/A	49
24.43	40,319	1.32	0.52	N/A	1.17	0.67	N/A	43

54.80	6,026	2.03	(0.31)	(0.32)	1.91	(0.20)	(0.21)	31
(10.94)	4,649	2.02	0.29	0.28	1.92	0.40	0.39	56
9.39	7,631	2.02	0.20	N/A	1.92	0.30	N/A	46
(1.41)	6,899	2.06	(0.14)	N/A	1.92	( —)**	N/A	49
23.52	7,474	2.07	(0.23)	N/A	1.92	(0.08)	N/A	43

56.59	26,190	0.87	0.87	0.86	0.75	0.99	0.98	31
(9.91)	16,762	0.89	1.44	1.43	0.78	1.54	1.53	56
10.63	19,481	0.87	1.29	N/A	0.77	1.39	N/A	46
(8.77)	958	0.93***	0.56***	N/A	0.79***	0.71***	N/A	49

56.35	298,350	1.03	0.71	0.70	0.91	0.83	0.82	31
(10.03)	214,089	1.02	1.31	1.30	0.92	1.41	1.40	56
10.48	250,717	1.02	1.20	N/A	0.92	1.30	N/A	46
(0.40)	139,841	1.07	0.80	N/A	0.92	0.95	N/A	49
24.75	57,365	1.07	0.77	N/A	0.92	0.92	N/A	43

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling 0.02% and less than 0.01% if such voluntary compensation were excluded for the fiscal years ended 2021 and 2020, respectively. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 20, 2018 (commencement of operations) through October 31, 2018.
*	Rounds to less than $(0.01).
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2021	$27.35	$(0.28)	$11.44	$11.16	$(0.01)	$(3.76)	$(3.77)	$34.74
2020	20.96	(0.18)	6.57	6.39	—	—	—	27.35
2019	23.54	(0.14)	0.84	0.70	—	(3.28)	(3.28)	20.96
2018	24.78	(0.17)	1.94	1.77	—	(3.01)	(3.01)	23.54
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
Class C (09/01)
2021	19.44	(0.35)	7.90	7.55	—	(3.76)	(3.76)	23.23
2020	15.01	(0.25)	4.68	4.43	—	—	—	19.44
2019	18.01	(0.21)	0.49	0.28	—	(3.28)	(3.28)	15.01
2018	19.79	(0.27)	1.50	1.23	—	(3.01)	(3.01)	18.01
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
Class R6 (06/16)
2021	33.69	(0.15)	14.22	14.07	(0.16)	(3.76)	(3.92)	43.84
2020	25.69	(0.07)	8.07	8.00	—	—	—	33.69
2019	27.88	(0.05)	1.14	1.09	—	(3.28)	(3.28)	25.69
2018	28.72	(0.10)	2.27	2.17	—	(3.01)	(3.01)	27.88
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
Class I (08/95)
2021	33.38	(0.25)	14.11	13.86	(0.09)	(3.76)	(3.85)	43.39
2020	25.51	(0.14)	8.01	7.87	—	—	—	33.38
2019	27.79	(0.10)	1.10	1.00	—	(3.28)	(3.28)	25.51
2018	28.66	(0.13)	2.27	2.14	—	(3.01)	(3.01)	27.79
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

43.38%	$ 59,901	1.33%	(1.00) %	(1.03) %	1.21%	(0.88) %	(0.91) %	97%
30.55	41,683	1.42	(0.97)	(0.98)	1.22	(0.77)	(0.78)	105
5.47	34,249	1.39	(0.84)	N/A	1.23	(0.68)	N/A	104
7.89	36,452	1.38	(0.86)	N/A	1.24	(0.72)	N/A	139
25.07	34,934	1.41	(0.80)	N/A	1.30	(0.69)	N/A	95

42.27	2,248	2.08	(1.74)	(1.77)	1.96	(1.62)	(1.65)	97
29.51	2,158	2.17	(1.72)	(1.73)	1.97	(1.52)	(1.53)	105
4.74	1,631	2.14	(1.59)	N/A	1.98	(1.43)	N/A	104
7.05	2,141	2.13	(1.60)	N/A	1.99	(1.46)	N/A	139
24.21	2,181	2.16	(1.55)	N/A	2.05	(1.44)	N/A	95

43.98	590	0.93	(0.51)	(0.54)	0.81	(0.39)	(0.42)	97
31.14	1,038	0.98	(0.46)	(0.47)	0.78	(0.26)	(0.27)	105
6.13	144	1.01	(0.35)	N/A	0.85	(0.19)	N/A	104
8.24	14,475	1.03	(0.50)	N/A	0.88	(0.35)	N/A	139
25.56	19,108	1.04	(0.43)	N/A	0.93	(0.32)	N/A	95

43.74	305,544	1.08	(0.75)	(0.78)	0.96	(0.62)	(0.65)	97
30.81	168,931	1.17	(0.71)	(0.72)	0.97	(0.51)	(0.52)	105
5.78	172,242	1.13	(0.56)	N/A	0.98	(0.41)	N/A	104
8.14	56,194	1.13	(0.60)	N/A	0.99	(0.46)	N/A	139
25.41	43,557	1.16	(0.56)	N/A	1.05	(0.44)	N/A	95

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling 0.03% and less than 0.01% if such voluntary compensation were excluded for the fiscal years ended 2021 and 2020, respectively. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2021	$ 7.83	$ (0.03)	$4.23	$4.20	$( —)**	$(0.14)	$(0.14)	$11.89
2020	7.71	( —)**	0.13	0.13	(0.01)	—	(0.01)	7.83
2019	9.26	( —)**	0.28	0.28	( —)**	(1.83)	(1.83)	7.71
2018	10.13	(0.01)	0.35	0.34	—	(1.21)	(1.21)	9.26
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
Class C (09/01)
2021	4.23	(0.06)	2.27	2.21	—	(0.14)	(0.14)	6.30
2020	4.19	(0.03)	0.07	0.04	—	—	—	4.23
2019	6.00	(0.03)	0.05	0.02	—	(1.83)	(1.83)	4.19
2018	7.02	(0.05)	0.24	0.19	—	(1.21)	(1.21)	6.00
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
Class R6 (02/18)
2021	10.66	0.01	5.77	5.78	(0.04)	(0.14)	(0.18)	16.26
2020	10.49	0.03	0.20	0.23	(0.06)	—	(0.06)	10.66
2019	11.87	0.04	0.44	0.48	(0.03)	(1.83)	(1.86)	10.49
2018(f)	11.82	0.02	0.03	0.05	—	—	—	11.87
Class I (05/92)
2021	10.63	(0.01)	5.76	5.75	(0.03)	(0.14)	(0.17)	16.21
2020	10.46	0.02	0.19	0.21	(0.04)	—	(0.04)	10.63
2019	11.85	0.03	0.44	0.47	(0.03)	(1.83)	(1.86)	10.46
2018	12.60	0.03	0.43	0.46	—	(1.21)	(1.21)	11.85
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

54.06%	$78,047	1.39%	(0.45) %	(0.49) %	1.24%	(0.30) %	(0.34) %	91%
1.70	49,513	1.48	(0.29)	(0.31)	1.24	(0.05)	(0.07)	90
6.95	55,849	1.42	(0.17)	N/A	1.24	0.01	N/A	70
3.48	60,930	1.43	(0.24)	N/A	1.24	(0.06)	N/A	95
21.76	67,405	1.41	(0.24)	N/A	1.33	(0.16)	N/A	66

52.95	1,289	2.14	(1.21)	(1.25)	1.99	(1.05)	(1.09)	91
0.95	807	2.23	(1.01)	(1.03)	1.99	(0.78)	(0.80)	90
6.09	1,029	2.17	(0.92)	N/A	1.99	(0.74)	N/A	70
2.78	1,436	2.18	(1.00)	N/A	1.99	(0.81)	N/A	95
20.75	4,913	2.16	(0.99)	N/A	2.09	(0.91)	N/A	66

54.60	2,791	1.03	(0.10)	(0.14)	0.87	0.06	0.02	91
2.15	1,994	1.09	0.08	0.06	0.86	0.32	0.30	90
7.22	2,070	1.03	0.17	N/A	0.85	0.36	N/A	70
0.42	6,532	1.03*	0.06*	N/A	0.85*	0.24*	N/A	95

54.43	74,479	1.14	(0.20)	(0.24)	0.99	(0.04)	(0.08)	91
2.00	31,341	1.23	(0.04)	(0.06)	0.99	0.19	0.17	90
7.13	30,109	1.17	0.08	N/A	0.99	0.26	N/A	70
3.77	37,420	1.18	0.02	N/A	0.99	0.21	N/A	95
22.03	49,150	1.16	0.01	N/A	1.08	0.09	N/A	66

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling 0.06% and less than 0.01% if such voluntary compensation were excluded for the fiscal years ended 2021 and 2020, respectively. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period February 28, 2018 (commencement of operations) through October 31, 2018.
*	Annualized.
**	Rounds to more than $(.01) per share.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2021	$17.30	$ 0.04	$11.09	$11.13	$(0.07)	$ —	$(0.07)	$28.36
2020	22.19	0.09	(4.77)	(4.68)	(0.21)	—	(0.21)	17.30
2019	22.96	0.18	(0.17)	0.01	(0.13)	(0.65)	(0.78)	22.19
2018	25.19	0.12	(2.15)	(2.03)	(0.10)	(0.10)	(0.20)	22.96
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
Class C (02/99)
2021	14.51	(0.13)	9.30	9.17	—	—	—	23.68
2020	18.62	(0.04)	(4.03)	(4.07)	(0.04)	—	(0.04)	14.51
2019	19.39	0.01	(0.13)	(0.12)	—	(0.65)	(0.65)	18.62
2018	21.36	(0.06)	(1.81)	(1.87)	—	(0.10)	(0.10)	19.39
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
Class R6 (06/16)
2021	18.02	0.12	11.57	11.69	(0.16)	—	(0.16)	29.55
2020	23.09	0.15	(4.93)	(4.78)	(0.29)	—	(0.29)	18.02
2019	23.83	0.29	(0.18)	0.11	(0.20)	(0.65)	(0.85)	23.09
2018	26.09	0.23	(2.22)	(1.99)	(0.17)	(0.10)	(0.27)	23.83
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
Class I (08/94)
2021	17.93	0.11	11.49	11.60	(0.12)	—	(0.12)	29.41
2020	23.00	0.16	(4.96)	(4.80)	(0.27)	—	(0.27)	17.93
2019	23.79	0.24	(0.18)	0.06	(0.20)	(0.65)	(0.85)	23.00
2018	26.09	0.19	(2.22)	(2.03)	(0.17)	(0.10)	(0.27)	23.79
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

64.47%	$ 138,585	1.25%	0.11%	0.07%	1.20%	0.16%	0.12%	36%
(21.33)	105,402	1.30	0.38	0.36	1.20	0.48	0.46	30
0.44	213,819	1.28	0.73	N/A	1.20	0.81	N/A	31
(8.12)	291,122	1.24	0.43	N/A	1.20	0.47	N/A	35
23.06	326,495	1.26	0.43	N/A	1.22	0.46	N/A	29

63.20	28,500	2.00	(0.66)	(0.70)	1.95	(0.62)	(0.66)	36
(21.93)	22,263	2.05	(0.38)	(0.40)	1.95	(0.28)	(0.30)	30
(0.28)	45,920	2.03	(0.01)	N/A	1.95	0.07	N/A	31
(8.80)	70,077	1.99	(0.32)	N/A	1.95	(0.28)	N/A	35
22.14	71,902	2.01	(0.33)	N/A	1.97	(0.29)	N/A	29

65.14	182,835	0.85	0.40	0.36	0.81	0.45	0.41	36
(21.01)	85,491	0.86	0.71	0.69	0.76	0.81	0.79	30
0.90	133,071	0.83	1.18	N/A	0.75	1.26	N/A	31
(7.73)	121,943	0.82	0.82	N/A	0.78	0.86	N/A	35
23.40	52,508	0.85	0.82	N/A	0.81	0.86	N/A	29

64.91	371,179	1.00	0.37	0.33	0.95	0.42	0.38	36
(21.14)	457,676	1.05	0.71	0.69	0.95	0.81	0.79	30
0.69	1,228,912	1.03	0.99	N/A	0.95	1.06	N/A	31
(7.88)	1,812,444	0.99	0.67	N/A	0.95	0.71	N/A	35
23.40	1,444,587	1.01	0.66	N/A	0.97	0.70	N/A	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling 0.06% and less than 0.01% if such voluntary compensation were excluded for the fiscal years ended 2021 and 2020, respectively. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, (the “1940 Act”), as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Large Cap Select Fund (“Large Cap Select”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”), Nuveen Mid Cap Value Fund (“Mid Cap Value”), Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), Nuveen Small Cap Select Fund (“Small Cap Select”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganization
On April 27, 2020, the Funds' Board of Trustees of Nuveen Investment Trust and the Funds' Board of Directors (the "Board") of Nuveen Investment Funds, Inc., approved the Reorganization of Nuveen Large Cap Value Fund (the “Target Fund”) into Dividend Value (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, shareholders of the Target Fund approved the Reorganization. The Reorganization was effective at the close of business on December 4, 2020.
Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund was terminated. Each Target Fund shareholder received Acquiring Fund shares with a total value equal to the total value of that shareholder's Target Fund shares immediately prior to the closing of the Reorganization.
Details of the Reorganization are further described in Note 9  –  Fund Reorganization.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value ("NAV") without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A Shares after the close of business on June 4, 2021.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Ac-

counting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds' investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds' major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,998,884,054	$ —	$ —	$3,998,884,054
Short-Term Investments:
Repurchase Agreements	—	3,586,563	—	3,586,563
Total	$3,998,884,054	$3,586,563	$ —	$4,002,470,617

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$51,881,316	$ —	$ —	$51,881,316
Short-Term Investments:
Repurchase Agreements	—	293,243	—	293,243
Total	$51,881,316	$293,243	$ —	$52,174,559

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$453,100,538	$ —	$ —	$453,100,538
Investments Purchased with Collateral from Securities Lending	2,989,014	—	—	2,989,014
Short-Term Investments:
Repurchase Agreements	—	1,844,428	—	1,844,428
Total	$456,089,552	$1,844,428	$ —	$457,933,980

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$402,478,978	$ —	$ —	$402,478,978
Short-Term Investments:
Repurchase Agreements	—	2,008,393	—	2,008,393
Total	$402,478,978	$2,008,393	$ —	$404,487,371

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$364,866,359	$ —	$ 591**	$364,866,950
Short-Term Investments:
Repurchase Agreements	—	8,502,842	—	8,502,842
Total	$364,866,359	$8,502,842	$ 591	$373,369,792

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$156,901,224	$ —	$ —	$156,901,224
Short-Term Investments:
Repurchase Agreements	—	934,790	—	934,790
Total	$156,901,224	$934,790	$ —	$157,836,014

Notes to Financial Statements (continued)
Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$712,721,176	$ —	$ —	$712,721,176
Short-Term Investments:
Repurchase Agreements	—	10,186,502	—	10,186,502
Total	$712,721,176	$10,186,502	$ —	$722,907,678

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Dividend Value	Fixed Income Clearing Corporation	$ 3,586,563	$ (3,658,372)
Large Cap Select	Fixed Income Clearing Corporation	293,243	(299,131)
Mid Cap Growth Opportunities	Fixed Income Clearing Corporation	1,844,428	(1,881,357)
Mid Cap Value	Fixed Income Clearing Corporation	2,008,393	(2,048,579)
Small Cap Growth Opportunities	Fixed Income Clearing Corporation	8,502,842	(8,672,971)
Small Cap Select	Fixed Income Clearing Corporation	934,790	(953,551)
Small Cap Value	Fixed Income Clearing Corporation	10,186,502	(10,390,296)
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of securities on loan and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Mid Cap Growth Opportunities	Common Stocks	$3,051,329	$2,989,014

Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Purchases	$4,047,943,790	$40,268,500	$390,576,515	$111,370,330	$338,887,363	$137,486,738	$278,093,078
Sales	3,845,361,574	46,289,242	466,039,528	144,796,758	288,003,376	116,495,192	639,443,339
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/21		Year Ended 10/31/20
Dividend Value	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	14,146,957	$ 187,318,787	—	$ —
Class C	627,042	8,132,038	—	—
Class R3	6,476	85,328	—	—
Class R6	14,338	194,379	—	—
Class I	3,185,887	42,798,951	—	—
Shares sold:
Class A	1,157,239	16,979,040	1,734,260	20,437,869
Class A – automatic conversion of Class C Shares	3,324	50,053	54	621
Class A – automatic conversion of Class R3 Shares	1,332,443	21,279,107	—	—
Class C	112,784	1,582,442	193,630	2,239,290
Class R3(2)	68,276	947,209	159,618	1,746,330
Class R6	62,937,672	830,353,866	179,471,816	2,410,787,596
Class I	2,337,677	34,982,056	2,460,848	29,734,490
Shares issued to shareholders due to reinvestment of distributions:
Class A	280,701	4,152,919	1,107,515	14,876,611
Class C	5,462	79,594	101,267	1,356,602
Class R3(2)	6,554	94,479	114,405	1,536,054
Class R6	3,457,700	51,753,567	7,248,234	97,871,992
Class I	430,040	6,381,890	3,068,221	41,876,198
	90,110,572	1,207,165,705	195,659,868	2,622,463,653
Shares redeemed:
Class A	(3,593,966)	(51,695,213)	(4,154,339)	(49,589,042)
Class C	(755,345)	(10,514,193)	(891,846)	(10,473,615)
Class C – automatic conversion to Class A Shares	(3,395)	(50,053)	(55)	(621)
Class R3(2)	(210,384)	(2,987,934)	(438,326)	(5,398,966)
Class R3 – automatic conversion to Class A Shares	(1,339,151)	(21,279,107)	—	—
Class R6	(49,365,807)	(758,797,773)	(17,527,429)	(219,987,010)
Class I	(12,324,980)	(181,766,981)	(16,207,142)	(197,801,746)
	(67,593,028)	(1,027,091,254)	(39,219,137)	(483,251,000)
Net increase (decrease)	22,517,544	$ 180,074,451	156,440,731	$2,139,212,653

(1)	Refer to Note 9 - Fund Reorganization for further details.
(2)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 10/31/21		Year Ended 10/31/20
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	47,307	$ 1,884,520	134,762	$ 4,158,714
Class A – automatic conversion of Class C Shares	803	32,578	322	9,547
Class C	3,155	124,418	7,173	185,304
Class I	98,815	3,925,747	50,169	1,524,891
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,571	202,130	8,421	275,945
Class C	191	6,335	304	9,233
Class I	2,381	87,138	4,024	132,784
	158,223	6,262,866	205,175	6,296,418
Shares redeemed:
Class A	(103,066)	(4,038,382)	(180,869)	(5,479,450)
Class C	(18,279)	(705,300)	(22,286)	(631,267)
Class C – automatic conversion to Class A Shares	(872)	(32,578)	(349)	(9,547)
Class I	(187,915)	(7,515,427)	(158,896)	(4,944,826)
	(310,132)	(12,291,687)	(362,400)	(11,065,090)
Net increase (decrease)	(151,909)	$ (6,028,821)	(157,225)	$ (4,768,672)

	Year Ended 10/31/21		Year Ended 10/31/20
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	349,354	$ 13,123,791	341,601	$ 10,282,625
Class A – automatic conversion of Class C Shares	4,809	178,393	1,918	60,102
Class A – automatic conversion of Class R3 Shares	447,164	16,424,332	—	—
Class C	29,587	564,997	58,594	1,001,719
Class R3(1)	84,014	2,712,835	116,835	2,963,548
Class R6	61,828	3,280,240	69,071	2,828,971
Class I	545,230	28,289,772	651,522	26,130,311
Shares issued to shareholders due to reinvestment of distributions:
Class A	743,887	26,593,930	1,279,599	36,289,441
Class C	71,611	1,294,017	105,468	1,707,528
Class R3(1)	92,472	2,853,671	202,069	5,055,764
Class R6	61,586	3,099,614	107,409	4,121,288
Class I	290,822	14,363,681	561,024	21,178,645
	2,782,364	112,779,273	3,495,110	111,619,942
Shares redeemed:
Class A	(899,736)	(34,267,626)	(1,351,084)	(40,700,970)
Class C	(140,092)	(2,650,763)	(147,659)	(2,739,777)
Class C – automatic conversion to Class A Shares	(9,512)	(178,393)	(3,328)	(60,102)
Class R3(1)	(213,377)	(6,825,644)	(488,749)	(13,053,741)
Class R3 – automatic conversion to Class A Shares	(518,609)	(16,424,332)	—	—
Class R6	(204,447)	(11,121,059)	(164,437)	(7,045,615)
Class I	(1,285,241)	(66,665,053)	(1,807,743)	(71,549,857)
	(3,271,014)	(138,132,870)	(3,963,000)	(135,150,062)
Net increase (decrease)	(488,650)	$ (25,353,597)	(467,890)	$ (23,530,120)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 10/31/21		Year Ended 10/31/20
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	176,017	$ 8,867,632	146,750	$ 5,376,357
Class A – automatic conversion of Class C Shares	—	—	130	5,313
Class A – automatic conversion of Class R3 Shares	187,245	10,113,091	—	—
Class C	22,953	1,060,245	17,918	648,901
Class R3(1)	17,856	836,063	55,184	1,897,528
Class R6	246,011	12,833,710	87,664	3,120,999
Class I	1,081,377	52,902,284	2,093,498	74,393,486
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,428	487,609	11,554	493,467
Class C	549	22,041	377	15,175
Class R3(1)	2,764	116,499	1,602	67,895
Class R6	6,084	260,623	5,674	243,148
Class I	67,471	2,885,751	62,189	2,661,684
	1,819,755	90,385,548	2,482,540	88,923,953
Shares redeemed:
Class A	(199,237)	(9,909,199)	(379,482)	(14,530,701)
Class C	(45,136)	(2,078,476)	(80,545)	(2,751,246)
Class C – automatic conversion to Class A Shares	—	—	(139)	(5,313)
Class R3(1)	(56,979)	(2,644,646)	(82,086)	(3,142,404)
Class R3 – automatic conversion to Class A Shares	(189,846)	(10,113,091)	—	—
Class R6	(246,852)	(12,721,605)	(109,033)	(4,010,075)
Class I	(1,716,992)	(84,876,683)	(2,399,536)	(89,277,206)
	(2,455,042)	(122,343,700)	(3,050,821)	(113,716,945)
Net increase (decrease)	(635,287)	$ (31,958,152)	(568,281)	$ (24,792,992)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

Notes to Financial Statements (continued)
	Year Ended 10/31/21		Year Ended 10/31/20
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	210,876	$ 6,782,987	97,178	$ 2,190,342
Class A – automatic conversion of Class C Shares	18	595	76	1,647
Class A – automatic conversion of Class R3 Shares	59,678	1,904,933	—	—
Class C	21,766	478,657	42,219	749,010
Class R3(1)	17,583	512,385	15,779	346,774
Class R6	12,037	497,643	277,938	7,332,807
Class I	2,526,502	98,987,203	1,047,075	28,017,023
Shares issued to shareholders due to reinvestment of distributions:
Class A	193,026	5,656,110	—	—
Class C	20,943	413,003	—	—
Class R3(1)	8,983	241,104	—	—
Class R6	714	26,440	—	—
Class I	493,823	18,077,089	—	—
	3,565,949	133,578,149	1,480,265	38,637,603
Shares redeemed:
Class A	(263,294)	(8,526,180)	(207,545)	(4,732,224)
Class C	(56,949)	(1,214,851)	(39,774)	(657,605)
Class C – automatic conversion to Class A Shares	(27)	(595)	(107)	(1,647)
Class R3(1)	(19,883)	(582,035)	(21,701)	(461,259)
Class R3 – automatic conversion to Class A Shares	(65,193)	(1,904,933)	—	—
Class R6	(30,080)	(1,198,491)	(252,740)	(7,154,125)
Class I	(1,040,703)	(41,129,304)	(2,737,371)	(71,099,832)
	(1,476,129)	(54,556,389)	(3,259,238)	(84,106,692)
Net increase (decrease)	2,089,820	$ 79,021,760	(1,778,973)	$(45,469,089)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 10/31/21		Year Ended 10/31/20
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	623,191	$ 6,798,571	307,114	$ 2,205,137
Class A – automatic conversion of Class C Shares	581	6,308	565	4,406
Class A – automatic conversion of Class R3 Shares	562,027	6,452,067	—	—
Class C	64,985	382,698	70,370	281,979
Class R3(1)	119,314	1,102,237	224,753	1,220,971
Class R6	59,689	857,317	65,961	634,452
Class I	2,660,201	39,466,942	1,104,358	10,933,722
Shares issued to shareholders due to reinvestment of distributions:
Class A	89,710	844,247	9,868	80,423
Class C	5,098	25,593	—	—
Class R3(1)	12,626	103,624	—	—
Class R6	2,572	33,156	1,026	11,344
Class I	35,363	454,374	9,610	106,187
	4,235,357	56,527,134	1,793,625	15,478,621
Shares redeemed:
Class A	(1,032,915)	(11,283,611)	(1,242,360)	(9,117,685)
Class C	(55,152)	(317,599)	(124,081)	(490,229)
Class C – automatic conversion to Class A Shares	(1,091)	(6,308)	(1,041)	(4,406)
Class R3(1)	(157,731)	(1,460,155)	(322,738)	(2,126,594)
Class R3 – automatic conversion to Class A Shares	(647,148)	(6,452,067)	—	—
Class R6	(77,588)	(1,160,940)	(77,255)	(754,897)
Class I	(1,048,813)	(15,013,360)	(1,044,786)	(10,307,860)
	(3,020,438)	(35,694,040)	(2,812,261)	(22,801,671)
Net increase (decrease)	1,214,919	$ 20,833,094	(1,018,636)	$ (7,323,050)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 10/31/21		Year Ended 10/31/20
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,113,245	$ 27,474,076	1,679,381	$ 28,735,864
Class A – automatic conversion of Class C Shares	—	—	24	484
Class A – automatic conversion of Class R3 Shares	642,426	17,936,527	—	—
Class C	65,952	1,365,627	167,965	2,606,380
Class R3(1)	143,265	3,292,369	342,986	5,708,212
Class R6	6,135,359	149,052,959	3,521,336	68,210,371
Class I	5,117,952	127,784,449	14,031,385	256,068,614
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,565	314,161	66,708	1,512,264
Class C	—	—	3,856	73,760
Class R3(1)	1,116	23,543	10,488	232,719
Class R6	45,797	1,026,309	55,326	1,301,811
Class I	89,548	1,998,711	471,163	11,048,770
	13,369,225	330,268,731	20,350,618	375,499,249
Shares redeemed:
Class A	(2,975,907)	(74,076,213)	(5,288,285)	(100,564,645)
Class C	(397,010)	(8,204,114)	(1,103,974)	(16,744,890)
Class C – automatic conversion to Class A Shares	—	—	(28)	(484)
Class R3(1)	(458,512)	(10,921,193)	(1,102,459)	(19,738,716)
Class R3 – automatic conversion to Class A Shares	(657,497)	(17,936,527)	—	—
Class R6	(4,737,760)	(124,122,889)	(4,596,946)	(84,950,504)
Class I	(18,107,716)	(455,304,565)	(42,404,624)	(774,918,404)
	(27,334,402)	(690,565,501)	(54,496,316)	(996,917,643)
Net increase (decrease)	(13,965,177)	$(360,296,770)	(34,145,698)	$(621,418,394)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2021.
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Tax cost of investments	$3,294,192,127	$39,211,912	$335,115,738	$273,638,212	$293,510,397	$122,729,592	$540,296,394
Gross unrealized:
Appreciation	$ 765,799,663	$13,285,100	$132,705,046	$134,985,380	$ 92,216,260	$ 39,921,821	$203,027,271
Depreciation	(57,521,173)	(322,453)	(9,886,804)	(4,136,221)	(12,356,865)	(4,815,399)	(20,415,987)
Net unrealized appreciation (depreciation) of investments	$ 708,278,490	$12,962,647	$122,818,242	$130,849,159	$ 79,859,395	$ 35,106,422	$182,611,284
Permanent differences, primarily due to distribution reallocations, net operating losses, tax equalization, foreign currency transactions, nondeductible reorganization expenses, reorganization adjustments, and REIT adjustments resulted in reclassification among the Funds’ components of net assets as of October 31, 2021, the Funds’ tax year end.

Notes to Financial Statements (continued)
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2021, the Funds' tax year end, were as follows:
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Undistributed net ordinary income[1]	$128,003,762	$4,377,557	$39,117,077	$ 2,452,049	$19,802,314	$11,066,218	$1,428,626
Undistributed net long-term capital gains	158,926,666	5,253,845	58,096,296	18,333,563	37,339,331	11,075,043	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2021 and October 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Distributions from net ordinary income[1]	$63,553,775	$238,344	$ 5,961,416	$4,074,794	$ 6,034,590	$ 49,133	$4,195,318
Distributions from net long-term capital gains	—	143,043	44,895,510	—	20,074,993	1,446,301	—

2020	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Distributions from net ordinary income[1]	$ 46,647,165	$555,424	$ —	$3,801,189	$ —	$ 64,365	$17,545,179
Distributions from net long-term capital gains	117,154,455	—	73,546,562	—	—	144,293	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Dividend Value[2]	Small Cap Value
Not subject to expiration:
Short-term	$16,544,655	$ 81,728,543
Long-term	1,581,801	192,144,873
Total	$18,126,456	$273,873,416

[2]	A portion of Dividend Value's capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds’ tax year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$234,087,157	$19,403,344	$160,962,096
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
For the first $125 million	0.5000%	0.5000%	0.6000%	0.6000%	0.6500%	0.6500%	0.6500%
For the next $125 million	0.4875	0.4875	0.5875	0.5875	0.6375	0.6375	0.6375
For the next $250 million	0.4750	0.4750	0.5750	0.5750	0.6250	0.6250	0.6250
For the next $500 million	0.4625	0.4625	0.5625	0.5625	0.6125	0.6125	0.6125
For the next $1 billion	0.4500	0.4500	0.5500	0.5500	0.6000	0.6000	0.6000
For the next $3 billion	0.4250	0.4250	0.5250	0.5250	0.5750	0.5750	0.5750
For the next $2.5 billion	0.4000	0.4000	0.5000	0.5000	0.5500	0.5500	0.5500
For the next $2.5 billion	0.3875	0.3875	0.4875	0.4875	0.5375	0.5375	0.5375
For net assets over $10 billion	0.3750	0.3750	0.4750	0.4750	0.5250	0.5250	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2021, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.1655%
Large Cap Select	0.2000%
Mid Cap Growth Opportunities	0.2000%
Mid Cap Value	0.1879%
Small Cap Growth Opportunities	0.1692%
Small Cap Select	0.2000%
Small Cap Value	0.1594%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the

Notes to Financial Statements (continued)
time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitation expiring July 31, 2023, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Dividend Value	0.74%*	July 31, 2023
Large Cap Select	0.80	July 31, 2023
Mid Cap Growth Opportunities	0.92	July 31, 2023
Mid Cap Value	0.92	July 31, 2023
Small Cap Growth Opportunities	0.99	July 31, 2023
Small Cap Select	0.99	July 31, 2023
Small Cap Value	0.99	July 31, 2023
* Effective at the close of business on December 4, 2020.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incurred a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Purchases	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Sales	222,572,469	122,050	543,597	—	420,957	167,946	—
Realized gain (loss)	20,915,138	43,337	109,491	—	84,789	33,828	—
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Sales charges collected (Unaudited)	$81,046	$12,412	$33,443	$37,668	$38,640	$24,114	$71,429
Paid to financial intermediaries (Unaudited)	72,446	10,970	30,306	33,552	34,556	22,039	62,685
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Commission advances (Unaudited)	$19,917	$504	$9,945	$9,203	$6,096	$9,413	$12,134
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
12b-1 fees retained (Unaudited)	$14,997	$412	$2,247	$3,454	$938	$1,695	$14,864
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
CDSC retained (Unaudited)	$3,725	$118	$1,271	$5,552	$685	$138	$1,329

Affiliate Owned Shares
As of the end of the reporting period, the pergentage of Fund shares owned by TIAA and/or TIAA affiliates are as follows:
	Dividend Value	Mid Cap Value
TIAA	– %	– %*
TIAA-CREF Lifecycle Retirement Income Fund	1	–
TIAA-CREF Lifecycle 2010 Fund	1	–
TIAA-CREF Lifecycle 2015 Fund	2	–
TIAA-CREF Lifecycle 2020 Fund	4	–
TIAA-CREF Lifecycle 2025 Fund	7	–
TIAA-CREF Lifecycle 2030 Fund	9	–
TIAA-CREF Lifecycle 2035 Fund	10	–
TIAA-CREF Lifecycle 2040 Fund	14	–
TIAA-CREF Lifecycle 2045 Fund	10	–
TIAA-CREF Lifecycle 2050 Fund	8	–
TIAA-CREF Lifecycle 2055 Fund	3	–
TIAA-CREF Lifecycle 2060 Fund	1	–
TIAA-CREF Lifecycle 2065 Fund	– *	–
TIAA-CREF Lifestyle Aggressive Growth Fund	1	–
TIAA-CREF Lifestyle Conservative Fund	– *	–
TIAA-CREF Lifestyle Growth Fund	1	–
TIAA-CREF Lifestyle Income Fund	– *	–
TIAA-CREF Lifestyle Moderate Fund	1	–
TIAA-CREF Managed Allocation Fund	2	–
*  Rounds to less than 1%.
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described

Notes to Financial Statements (continued)
below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Fund Reorganization
The Reorganization as previously described in Note 1 - General Information was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments of the Target Fund
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization, were as follows:
Nuveen Large Cap Value Fund
Cost of Investments	$225,328,370
Fair value of Investments	238,180,910
Net unrealized appreciation (depreciation) of Investments	12,852,540
For financial reporting purposes, assets received and shares issued by the Acquiring Fund was recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:
Target Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Nuveen Large Cap Value Fund
Class A	8,548,709	$187,318,787	$21.91
Class C	389,824	8,132,038	20.86
Class R3	3,848	85,328	22.17
Class R6	8,834	194,379	22.00
Class I	1,946,067	42,798,951	21.99

Acquiring Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Dividend Value
Class A	13,600,797	$ 180,086,396	$13.24
Class C	1,017,504	13,195,877	12.97
Class R3	1,465,499	19,309,213	13.18
Class R6	208,791,884	2,830,532,308	13.56
Class I	34,338,308	461,295,994	13.43

Acquiring Fund - After the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Dividend Value
Class A	27,747,754	$ 367,405,183	$13.24
Class C	1,644,546	21,327,915	12.97
Class R3	1,471,975	19,394,541	13.18
Class R6	208,806,222	2,830,726,687	13.56
Class I	37,524,195	504,094,945	13.43
Pro Forma Results of Operations
The beginning of the current fiscal period of the Target Fund was September 1, 2020. Assuming the Reorganization had been completed on November 1, 2020, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund's current fiscal period are as follows:
Acquiring Fund - Pro Forma Results from Operations	Dividend Value
Net investment income (loss)	$ 68,617,229
Net realized and unrealized gains (losses)	1,243,833,980
Change in net assets resulting from operations	1,312,451,209
Because the combined investment portfolios for the Acquiring Fund have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.
Cost and Expenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of "Accrued other expenses" on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations, where applicable.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2021:
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
Long-term capital gain dividends	$14,541,467	$1,044,427	$56,049,053	$1,022,576	$24,336,849	$3,797,056	$-
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Dividend Value	Large Cap Select	Mid Cap Growth Opportunities	Mid Cap Value	Small Cap Growth Opportunities	Small Cap Select	Small Cap Value
% of DRD	100.0%	100.0%	35.9%	100.0%	12.1%	100.0%	100.0%
% of QDI	100.0%	100.0%	36.8%	100.0%	12.1%	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (Unaudited) (continued)
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An index generally considered representative of the U.S. stock market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Dividend Value Fund (the “Dividend Value Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020, and the third quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2021. For periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period, the Fund ranked in the second quartile for the one-year period and third quartile for the five-year period. Based on its review, the Board was satisfied with the overall performance of the Fund.
For Nuveen Large Cap Select Fund (the “Large Cap Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and the second quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, the Fund ranked in the third quartile of its

Performance Peer Group for the one-year period ended March 31, 2021 and the first quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period, the Fund outperformed its benchmark for the one- and five-year periods. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the five-year period ended May 14, 2021. Based on its review, the Board was satisfied with the overall performance of the Fund.
For Nuveen Mid Cap Growth Opportunities Fund (the “Mid Cap Opportunities Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2020, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2020. The Fund also ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and third quartile of its Performance Peer Group for the five-year period ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. Further, for periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods. In reviewing performance, the Board also noted the change to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the overall performance of the Fund.
For Nuveen Mid Cap Value Fund (the “Mid Cap Value Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and second quartile for the three- and five-year periods ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2021. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period ended March 31, 2021. For periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three-year period, the Fund outperformed its benchmark for the one- and five-year periods. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and first quartile of its Performance Peer Group for the five-year period ended May 14, 2021. Based on its review, the Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Growth Opportunities Fund (the “Small Cap Opportunities Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021. Based on its review, the Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Select Fund (the “Small Cap Select Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended December 31, 2020, the Fund outperformed its benchmark for the three-year period ended December 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the five-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and three-year periods ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile for the three- and five-year periods ended March 31, 2021. For periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Value Fund (the “Small Cap Value Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020 and March 31, 2021. In addition, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended May 14, 2021, and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended May 14, 2021 and in the fourth quartile for the three- and five-year periods ended May 14, 2021. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and the steps taken to help address performance issues. In reviewing performance, the Board also noted the change to the Fund’s portfolio management team in 2020. The Board will continue to monitor the performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Dividend Value Fund had a net management fee that was the same as its peer average and a net expense ratio in line with its peer average, (b) the Large Cap Fund, the Mid Cap Opportunities Fund, the Small Cap Opportunities Fund, the Small Cap Select Fund and the Small Cap Value Fund each had a net management fee and a net expense ratio below its respective peer averages, and (c) the Mid Cap Value Fund had a net management fee in line with its peer average and a net expense ratio below its peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense caps applicable to each Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted, however, that portfolio managers and research analysts of the Sub-Adviser and another affiliated sub-adviser share research obtained through certain commission sharing arrangements and as a result, the Sub-Adviser reimbursed the respective Nuveen funds for approximately 70% of the expenses associated with the research-related component of the soft dollar commissions paid by all equity funds managed by the Sub-Adviser (subject to certain exceptions) (the “Sub-Advised Equity Funds”) in 2020. It is anticipated that the Sub-Adviser will reimburse 100% of the research-related components of the Sub-Advised Equity Funds’ soft dollar expenses in 2021. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	142
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	142

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	142
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	142
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	142
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	142
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	142
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	142
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	142

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly. Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FCGO-1021D1937000-INV-Y-12/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	27,984	9,500	0	0
Nuveen Mid Cap Growth Opportunities Fund	16,500	5,000	2,500	0
Nuveen Small Cap Value Fund	17,690	5,000	0	0
Nuveen Mid Cap Value Fund	16,170	5,000	0	0
Nuveen Small Cap Growth Opportunities Fund	15,930	5,000	2,500	0
Nuveen Small Cap Select Fund	15,445	5,000	2,500	0
Nuveen Large Cap Select Fund	15,190	5,000	0	0

Total	$124,909	$39,500	$7,500	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%

October 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	21,735	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	15,865	0	0	0
Nuveen Small Cap Value Fund	18,915	0	0	0
Nuveen Mid Cap Value Fund	15,715	0	0	0
Nuveen Small Cap Growth Opportunities Fund	15,435	0	0	0
Nuveen Small Cap Select Fund	14,975	0	0	0
Nuveen Large Cap Select Fund	14,835	0	0	0

Total	$117,475	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2021	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Value Fund	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	2,500	0	0
Nuveen Small Cap Value Fund	0	0	0
Nuveen Mid Cap Value Fund	0	0	0
Nuveen Small Cap Growth Opportunities Fund	2,500	0	0
Nuveen Small Cap Select Fund	2,500	0	0
Nuveen Large Cap Select Fund	0	0	0

Total	$7,500	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2020	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Value Fund	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	0	0	0
Nuveen Small Cap Value Fund	0	0	0
Nuveen Mid Cap Value Fund	0	0	0
Nuveen Small Cap Growth Opportunities Fund	0	0	0
Nuveen Small Cap Select Fund	0	0	0
Nuveen Large Cap Select Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 6, 2022